UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund

Semiannual report
4 | 30 | 20

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam Multi-Asset
Absolute Return
Fund

Semiannual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 10, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/20. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

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Jason, can you describe the investing environment for the reporting period?

For much of the reporting period, the investing environment was generally favorable for risk assets. Market volatility, primarily driven by the U.S.–China trade conflict, subsided when the two countries agreed to an initial trade deal in December 2019. Uncertainty over Brexit also was alleviated when U.K. Prime Minister Boris Johnson was elected. The U.S. economy was buoyed by declining interest rates, low unemployment, and healthy consumer spending.

By mid-February 2020, however, investor sentiment sharply reversed course. The COVID-19 virus had spread rapidly from China to other nations. To prevent contagion, countries issued border lockdowns, stay-at-home orders, and business closings. This sudden stop in global economic activity caused a liquidity crisis, and equity markets went into a tailspin. In late February, U.S. stocks experienced their worst weekly performance since the 2008 financial crisis. Developed-market government-bond yields declined, and credit spreads [the difference in yield between two

Multi-Asset Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

bonds of similar maturity but different credit quality] widened.

At the same time, a supply dispute between Saudi Arabia and Russia sent the price of oil plummeting to under $20 per barrel. In March, the Trump administration approved a $2 trillion stimulus package to ease the severity and duration of a potential recession. The Fed moved interest rates to near zero and unveiled six new lending facilities to purchase bonds. Central banks across Europe, Asia, and elsewhere announced similar economic relief packages. Government response worldwide helped stabilize markets by period-end.

For the six-month reporting period, the S&P 500 Index, a broad measure of stocks, posted a return of –3.16%. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment-grade bonds, posted a return of 4.86% for the period. The yield on the benchmark 10-year Treasury note fell from 1.73% at the start of the period to 0.64% at period-end.

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Against this backdrop, how did Putnam Multi-Asset Absolute Return Fund perform?

The fund’s class A shares posted a return of –8.11%, underperforming the fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, which posted a return of 0.92% for the six-month reporting period.

What factors had the biggest influence on performance?

The portfolio experienced slightly positive performance in December 2019 and January 2020 but was offset by weakness in the latter half of the reporting period. Directional [market sensitive] strategies were positive contributors to performance. Long exposure to directional interest-rate risk was the primary positive contributor. This strategy benefited from declining interest rates over the period. Short exposure to inflation risk via commodities also aided performance. Long-directional equity risk was the biggest detractor. Long exposure to credit risk slightly detracted from performance.

Non-directional [market neutral] strategies were mixed, but negative overall for the period. Our commodity alpha strategy was the primary positive contributor. Our equity-selection alpha strategies, which are market-neutral trades designed to perform independently of global stock markets, detracted the most. Among

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Asset Absolute Return Fund 5

these strategies, our forensic accounting long/short strategy was a drag on performance. This strategy seeks to identify companies that utilize aggressive accounting practices and profit from their stock price movements. We also saw weakness in our low-beta stock selection and quantitative U.S. equity long/short strategies. Our fixed-income selection alpha strategy also detracted, specifically a strategy focused on structured credit, primarily mortgages. Additionally, our fixed-income country allocation strategy detracted due to our underweight duration positioning.

Given these challenging conditions, how is the fund positioned going forward?

At period-end, we shifted our equity and credit risk positions from underweight to neutral. This decision was based on what we viewed as favorable developments, including the Fed’s $2.2 trillion stimulus — the largest economic relief package in U.S. history. Also, in an unprecedented move, the Fed has pledged to buy an unlimited amount of U.S. Treasuries and mortgage-backed securities. This action has helped strengthen lending markets, particularly short-duration investment-grade bonds. We shifted our underweight position in high-yield bonds to neutral. We believe credit spreads have reached a level where high-yield bonds can absorb widespread defaults.

We also changed our position in inflation risk from underweight to neutral. This was based on our belief that crude oil prices have hit their bottom. OPEC and Russia have started to reduce production levels, and COVID-19 has lessened global demand. We have a slight underweight position to interest-rate risk as of period-end. Real yields [adjusted to remove the effects of inflation] have moved into negative territory as liquidity has improved with government stimulus. The portfolio’s overall risk is primarily non-directional, with the majority in our equity selection alpha strategy.

How did the fund use derivatives during the period?

We used options in an effort to hedge duration and convexity; isolate and hedge prepayment risk; gain exposure to interest rates and

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Asset Absolute Return Fund

securities; generate additional income for the portfolio; hedge against changes in the values of securities; enhance returns on securities; and manage downside risks. Futures were used to help manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. Foreign currency contracts were used as a means to hedge foreign exchange risk and gain exposure to currencies. Interest-rate swaps helped us to hedge interest-rate risk, gain exposure to interest rates, and hedge prepayment risk. Credit default swaps were used to help hedge credit and market risks, as well as gain exposure to individual names and/or baskets of securities. Lastly, total return swaps were used to help to hedge sector exposure; manage exposure to specific sectors, securities, or industries; and gain exposure to a basket of securities as well as specific sectors, industries, markets, and countries.

What is your outlook for the global economy?

We are closely monitoring the spread of COVID-19, commodity prices, and economic and financial disruptions in the credit markets. We will be looking for signs of stabilization, including continued normalization of liquidity in the credit markets and how effectively recent stimulus dollars are deployed. We believe credit markets, supported by the Fed’s promise for unlimited quantitative easing, could recover sooner than equity markets this year.

While some U.S. states have begun easing stay-at-home restrictions, the road to global economic recovery remains slow and uncertain. Medical innovations to stop the spread of COVID-19 could help shift risks to a more balanced posture.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Absolute Return Fund 7

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Multi-Asset Absolute Return Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	3.18%	22.78%	2.07%	–2.62%	–0.53%	–5.67%	–1.93%	–6.39%	–8.11%
After sales charge	2.65	15.72	1.47	–8.22	–1.70	–11.09	–3.84	–11.78	–13.39
Class B (12/23/08)
Before CDSC	2.63	15.67	1.47	–6.17	–1.27	–7.64	–2.62	–7.03	–8.36
After CDSC	2.63	15.67	1.47	–7.84	–1.62	–10.30	–3.56	–11.67	–12.95
Class C (12/23/08)
Before CDSC	2.50	13.98	1.32	–6.18	–1.27	–7.70	–2.64	–7.05	–8.39
After CDSC	2.50	13.98	1.32	–6.18	–1.27	–7.70	–2.64	–7.98	–9.31
Class P (8/31/16)
Net asset value	3.48	26.54	2.38	–0.86	–0.17	–4.52	–1.53	–6.01	–7.89
Class R (12/23/08)
Net asset value	2.90	19.63	1.81	–3.88	–0.79	–6.33	–2.16	–6.67	–8.16
Class R6 (7/2/12)
Net asset value	3.49	26.78	2.40	–0.97	–0.19	–4.67	–1.58	–6.08	–7.94
Class Y (12/23/08)
Net asset value	3.43	25.93	2.33	–1.34	–0.27	–4.90	–1.66	–6.19	–7.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Multi-Asset Absolute Return Fund 9

Comparative index returns For periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S.
Treasury Bill Index	0.62%	6.88%	0.67%	6.25%	1.22%	5.62%	1.84%	2.18%	0.92%
Bloomberg Barclays
U.S. Aggregate	4.29	47.46	3.96	20.49	3.80	16.33	5.17	10.84	4.86
Bond Index
S&P 500 Index	13.68	202.21	11.69	54.74	9.12	29.66	9.04	0.86	–3.16

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/20

	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/19	$11.47	$12.17	$11.12	$11.08	$11.54	$11.27	$11.58	$11.52
4/30/20	10.54	11.18	10.19	10.15	10.63	10.35	10.66	10.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	3.32%	24.84%	2.24%	–1.89%	–0.38%	–3.69%	–1.25%	–4.99%	–8.96%
After sales charge	2.78	17.67	1.64	–7.53	–1.55	–9.23	–3.18	–10.45	–14.19
Class B (12/23/08)
Before CDSC	2.76	17.57	1.63	–5.53	–1.13	–5.82	–1.98	–5.67	–9.32
After CDSC	2.76	17.57	1.63	–7.21	–1.48	–8.53	–2.93	–10.39	–13.86
Class C (12/23/08)
Before CDSC	2.63	15.95	1.49	–5.45	–1.11	–5.78	–1.97	–5.69	–9.27
After CDSC	2.63	15.95	1.49	–5.45	–1.11	–5.78	–1.97	–6.63	–10.17
Class P (8/31/16)
Net asset value	3.61	28.77	2.56	–0.13	–0.03	–2.53	–0.85	–4.61	–8.74
Class R (12/23/08)
Net asset value	3.03	21.78	1.99	–3.15	–0.64	–4.42	–1.49	–5.24	–9.03
Class R6 (7/2/12)
Net asset value	3.63	29.01	2.58	–0.16	–0.03	–2.70	–0.91	–4.60	–8.79
Class Y (12/23/08)
Net asset value	3.56	28.03	2.50	–0.71	–0.14	–3.01	–1.01	–4.79	–8.84

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Multi-Asset Absolute Return Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 10/31/19*	0.93%	1.68%	1.68%	0.54%	1.18%	0.58%	0.68%
Total annual operating expenses for the
fiscal year ended 10/31/19	0.96%	1.71%	1.71%	0.57%	1.21%	0.61%	0.71%
Annualized expense ratio for the
six-month period ended 4/30/20†	0.87%	1.62%	1.62%	0.47%	1.12%	0.51%	0.62%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.04%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/21.

† Includes a decrease of 0.31% from annualizing the performance fee adjustment for the six months ended 4/30/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.15	$7.72	$7.72	$2.24	$5.34	$2.44	$2.96
Ending value (after expenses)	$918.90	$916.40	$916.10	$921.10	$918.40	$920.60	$921.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.37	$8.12	$8.12	$2.36	$5.62	$2.56	$3.12
Ending value (after expenses)	$1,020.54	$1,016.81	$1,016.81	$1,022.53	$1,019.29	$1,022.33	$1,021.78

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund is not intended to outperform stocks and bonds during strong market rallies.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The

14 Multi-Asset Absolute Return Fund

streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Multi-Asset Absolute Return Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Multi-Asset Absolute Return Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Asset Absolute Return Fund 17

The fund’s portfolio 4/30/20 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (47.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$74,687	$83,223
5.00%, 5/20/49	184,671	206,230
4.50%, TBA, 5/1/50	8,000,000	8,561,875
4.00%, TBA, 5/1/50	5,000,000	5,318,750
3.50%, with due dates from 10/20/49 to 11/20/49	132,940	143,363
		14,313,441
U.S. Government Agency Mortgage Obligations (45.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	495,785	543,600
3.00%, 3/1/43	428,498	457,026
Federal National Mortgage Association Pass-Through Certificates
5.50%, 1/1/38	1,058,280	1,208,241
5.00%, with due dates from 1/1/49 to 8/1/49	137,876	152,444
4.50%, 5/1/49	62,171	68,185
3.50%, 6/1/56	2,087,700	2,277,952
3.50%, with due dates from 6/1/42 to 7/1/43	891,659	973,380
3.00%, 2/1/43	958,605	1,022,424
Uniform Mortgage-Backed Securities
5.50%, TBA, 5/1/50	3,000,000	3,288,750
4.00%, TBA, 7/1/50	35,000,000	37,303,711
4.00%, TBA, 6/1/50	14,000,000	14,921,484
4.00%, TBA, 5/1/50	49,000,000	52,185,000
3.50%, TBA, 7/1/50	25,000,000	26,430,665
3.50%, TBA, 6/1/50	42,000,000	44,403,517
3.50%, TBA, 5/1/50	79,000,000	83,468,438
3.00%, TBA, 6/1/50	18,000,000	18,980,156
3.00%, TBA, 5/1/50	23,000,000	24,282,071
2.50%, TBA, 6/1/50	36,000,000	37,444,219
2.50%, TBA, 5/1/50	71,000,000	73,956,483
		423,367,746
Total U.S. government and agency mortgage obligations (cost $437,896,685)		$437,681,187

COMMON STOCKS (25.8%)*	Shares	Value
Basic materials (2.1%)
Anglo American Platinum, Ltd. (South Africa)	39,333	$2,072,232
Anhui Conch Cement Co., Ltd. (China)	730,000	5,652,016
China Resources Cement Holdings, Ltd. (China)	2,100,000	2,802,146
Impala Platinum Holdings, Ltd. (South Africa)	65,380	395,761
Korea Zinc Co., Ltd. (South Korea)	4,263	1,354,461
MMC Norilsk Nickel PJSC ADR (Russia)	150,853	4,190,696
Novolipetsk Steel PJSC (Russia)	49,836	859,671
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	805,500	1,039,810
Soulbrain Co., Ltd. (South Korea)	20,459	1,232,300
		19,599,093

18 Multi-Asset Absolute Return Fund

COMMON STOCKS (25.8%)* cont.	Shares	Value
Capital goods (0.8%)
Daelim Industrial Co., Ltd. (South Korea)	17,397	$1,245,868
Hyundai Mobis Co., Ltd. (South Korea)	26,253	3,672,831
Samsung Engineering Co., Ltd. (South Korea) †	85,156	808,691
Weichai Power Co., Ltd. Class H (China)	1,075,000	1,843,323
		7,570,713
Communication services (1.2%)
Advanced Info Service PCL (Thailand)	602,300	3,685,841
China Mobile, Ltd. (China)	441,000	3,527,252
Hellenic Telecommunications Organization SA (Greece)	65,533	868,953
KT Corp. (South Korea)	24,609	483,252
PLDT, Inc. (Philippines)	12,880	326,103
Telefonica Brasil SA (Preference shares) (Brazil)	160,100	1,344,005
TIM Participacoes SA (Brazil)	291,600	684,238
		10,919,644
Consumer cyclicals (2.5%)
Astro Malaysia Holdings Bhd (Malaysia)	483,800	105,947
Bata India, Ltd. (India)	31,277	562,236
Clear Channel Outdoor Holdings, Inc. †	62,644	60,439
Clicks Group, Ltd. (South Africa)	132,346	1,647,301
Com7 PCL (Thailand)	916,100	608,751
Feng Tay Enterprise Co., Ltd. (Taiwan)	104,000	585,787
Ford Otomotiv Sanayi AS (Turkey)	56,745	513,908
Fosun International, Ltd. (China)	1,595,500	1,980,789
Geely Automobile Holdings, Ltd. (China)	489,000	745,886
Genting Bhd (Malaysia)	561,000	540,547
Genting Malaysia Bhd (Malaysia)	1,329,000	728,430
Home Product Center PCL (Thailand)	3,880,500	1,631,117
iHeartMedia, Inc. Class A † S	26,640	187,013
Kia Motors Corp. (South Korea)	138,667	3,391,006
Pou Chen Corp. (Taiwan)	412,000	383,982
President Chain Store Corp. (Taiwan)	114,000	1,176,207
Qualicorp SA (Brazil)	315,362	1,503,187
Sinotruk Hong Kong, Ltd. (China)	723,000	1,448,114
Sun Art Retail Group, Ltd. (China)	426,500	705,192
Teco Electric and Machinery Co., Ltd. (Taiwan)	346,000	309,850
Tofas Turk Otomobil Fabrikasi AS (Turkey)	178,480	570,462
Wal-Mart de Mexico SAB de CV (Mexico)	442,545	1,068,123
Xinyi Glass Holdings, Ltd. (China)	828,000	948,474
Zhongsheng Group Holdings, Ltd. (China)	463,500	1,845,493
		23,248,241
Consumer staples (2.1%)
Charoen Pokphand Foods PCL (Thailand)	550,800	459,638
China Yuhua Education Corp., Ltd. (China)	688,000	696,002
Estacio Participacoes SA (Brazil)	46,300	258,410
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	4,601,500	489,387
Hindustan Unilever, Ltd. (India)	127,339	3,705,570
Indofood Sukses Makmur Tbk PT (Indonesia)	1,330,100	582,718
KT&G Corp. (South Korea)	43,639	2,910,943
Nestle Malaysia Bhd (Malaysia)	5,300	172,091

Multi-Asset Absolute Return Fund 19

COMMON STOCKS (25.8%)* cont.	Shares	Value
Consumer staples cont.
Sime Darby Bhd (Malaysia)	941,800	$436,141
Uni-President Enterprises Corp. (Taiwan)	1,276,000	2,951,442
Vipshop Holdings, Ltd. ADR (China) †	160,023	2,549,166
Want Want China Holdings, Ltd. (China)	1,734,000	1,222,990
Yum China Holdings, Inc. (China)	73,573	3,565,348
		19,999,846
Energy (1.3%)
CHC Group, LLC (acquired 3/23/17, cost $27,318) † ∆∆	1,884	2,826
China Petroleum & Chemical Corp. (Sinopec) (China)	4,420,000	2,200,405
Ecopetrol SA ADR (Colombia)	86,587	904,834
Lukoil PJSC ADR (Russia)	42,543	2,786,567
Petronas Gas Bhd (Malaysia)	112,000	400,549
Petronet LNG, Ltd. (India)	485,886	1,560,228
PTT Exploration & Production PCL (Foreign depository shares) (Thailand)	972,300	2,539,309
Sao Martinho SA (Brazil)	98,400	345,619
Surgutneftegas OJSC (Russia)	2,440,856	1,199,488
		11,939,825
Financials (4.8%)
Banco BBVA Argentina SA ADR (Argentina)	172,137	449,278
Banco BTG Pactual SA (Units) (Brazil)	250,800	1,950,908
Banco de Chile ADR (Chile) S	33,610	603,300
Banco do Brasil SA (Brazil)	478,158	2,506,023
Banco Macro SA ADR (Argentina)	93,356	1,522,636
Banco Santander (Brasil) S.A. (Units) (Brazil)	312,771	1,552,956
Banco Santander Chile ADR (Chile)	30,513	513,229
Bank Central Asia Tbk PT (Indonesia)	970,200	1,684,592
Bank of China, Ltd. (China)	729,000	275,667
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	1,035,000	152,100
BB Seguridade Participacoes SA (Brazil)	771,300	3,765,795
Capitec Bank Holdings, Ltd. (South Africa)	19,764	961,783
Chailease Holding Co., Ltd. (Taiwan)	812,000	3,051,138
China Minsheng Banking Corp., Ltd. Class H (China)	1,383,000	1,023,518
Country Garden Services Holdings Co, Ltd. (China)	352,000	1,624,728
Fubon Financial Holding Co., Ltd. (Taiwan)	1,289,000	1,808,271
Industrial & Commercial Bank of China, Ltd. (China)	5,832,000	3,914,936
Logan Property Holdings Co., Ltd. (China)	850,000	1,340,877
OTP Bank Nyrt (Hungary)	33,816	1,002,926
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	758,000	7,685,932
Powszechny Zaklad Ubezpieczen SA (Poland)	89,688	654,588
Qualitas Controladora SAB de CV (Mexico)	65,424	268,770
RHB Bank Bhd (Malaysia)	570,800	627,849
Ruentex Development Co., Ltd. (Taiwan)	113,000	166,758
Sberbank of Russia PJSC ADR (Russia)	161,683	1,722,732
Taishin Financial Holding Co., Ltd. (Taiwan)	2,174,000	917,464
Tisco Financial Group PCL (Thailand)	611,000	1,387,993
Yuanta Financial Holding Co., Ltd. (Taiwan)	2,415,000	1,361,345
		44,498,092

20 Multi-Asset Absolute Return Fund

COMMON STOCKS (25.8%)* cont.	Shares	Value
Health care (0.7%)
Advanz Pharma Corp., Ltd. (Canada) †	8,181	$27,161
China Biologic Products Holdings, Inc. (China) †	1,566	163,240
Hypermarcas SA (Brazil)	247,258	1,322,250
Sino Biopharmaceutical, Ltd. (China)	3,434,000	5,056,736
		6,569,387
Technology (8.8%)
Alibaba Group Holding, Ltd. ADR (China) †	75,160	15,232,677
Globalwafers Co., Ltd. (Taiwan)	154,000	1,953,630
Infosys, Ltd. (India)	658,520	6,223,800
Lite-On technology Corp. (Taiwan)	773,000	1,199,084
NetEase, Inc. ADR (China)	8,296	2,861,788
Radiant Opto-Electronics Corp. (Taiwan)	464,000	1,514,843
Samsung Electronics Co., Ltd. (South Korea)	395,414	16,293,855
Samsung SDS Co., Ltd. (South Korea)	12,455	1,667,625
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	190,791	10,136,726
Tata Consultancy Services, Ltd. (India)	163,411	4,350,195
Tech Mahindra, Ltd. (India)	365,445	2,640,815
Tencent Holdings, Ltd. (China)	202,500	10,743,254
Tripod Technology Corp. (Taiwan)	314,000	1,111,999
United Microelectronics Corp. (Taiwan)	4,925,000	2,554,521
Wipro, Ltd. (India)	576,135	1,456,924
WNS Holdings, Ltd. ADR (India) †	14,222	694,745
Xhen Ding Technology Holding, Ltd. (Taiwan)	113,000	399,765
		81,036,246
Transportation (0.2%)
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	111,813	409,237
Malaysia Airports Holdings Bhd (Malaysia)	137,600	167,373
MISC Bhd (Malaysia)	739,900	1,355,507
Westports Holdings Bhd (Malaysia)	236,900	197,653
		2,129,770
Utilities and power (1.3%)
China Resources Gas Group, Ltd. (China)	234,000	1,310,628
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	92,100	678,822
Electricity Generating PCL (Thailand)	185,500	1,639,716
Enel Americas SA ADR (Chile)	369,846	2,992,054
Federal Grid Co. Unified Energy System PJSC (Russia)	134,734,540	334,276
Glow Energy PCL (Thailand) F	35,800	11
Indraprastha Gas, Ltd. (India) †	257,701	1,615,302
Inter RAO UES PJSC (Russia)	35,796,198	2,420,324
Mahanagar Gas, Ltd. (India)	79,167	1,017,085
Manila Electric Co. (Philippines)	39,630	198,433
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	22,091
Transmissora Aliancea De Energia Electrica SA (Units) (Brazil)	23,300	117,830
		12,346,572
Total common stocks (cost $241,538,014)		$239,857,429

Multi-Asset Absolute Return Fund 21

INVESTMENT COMPANIES (9.7%)*	Shares	Value
Consumer Staples Select Sector SPDR Fund	272,100	$15,852,546
Financial Select Sector SPDR Fund S	565,400	12,885,466
Industrial Select Sector SPDR Fund S	237,900	15,275,559
Real Estate Select Sector SPDR Fund S	445,700	15,118,144
Technology Select Sector SPDR Fund S	183,400	16,764,594
Utility Select Sector SPDR Fund S	253,500	14,515,410
Total investment companies (cost $92,894,057)		$90,411,719

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)*	amount	Value
Agency collateralized mortgage obligations (6.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 14.865%, 6/15/34	$132,602	$162,636
REMICs IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.50%), 5.686%, 10/15/40	2,204,395	406,355
REMICs IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.236%, 8/15/38	3,264,969	149,612
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
5.186%, 5/15/41	1,504,526	1,667,512
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,091,108	152,393
REMICs Ser. 4568, Class MI, IO, 4.00%, 4/15/46	6,237,669	641,723
REMICs Ser. 4530, Class HI, IO, 4.00%, 11/15/45	3,724,634	361,919
REMICs Ser. 4389, Class IA, IO, 4.00%, 9/15/44	3,848,691	417,379
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	3,067,975	178,946
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,205,489	250,073
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	1,412,050	91,305
REMICs Ser. 3996, Class IK, IO, 4.00%, 3/15/39	868,254	12,756
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	936,198	89,751
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	1,544,616	43,608
REMICs Ser. 4663, Class KI, IO, 3.50%, 11/15/42	1,526,881	37,042
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	2,508,820	262,209
REMICs Ser. 4097, Class PI, IO, 3.50%, 11/15/40	2,986,128	129,840
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	2,581,097	232,299
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	4,596,111	330,690
REMICs Ser. 4134, Class PI, IO, 3.00%, 11/15/42	3,987,836	316,220
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,753,337	106,954
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	3,257,777	178,415
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.422%, 11/15/28 W	148,833	2,054
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.286%, 10/25/43 W	539,814	5,290
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	849,886	6,119
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	9,998	9,493
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	10,098	9,420
Strips Ser. 315, PO, zero %, 9/15/43	1,740,624	1,606,126
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR)
+ 27.50%), 25.064%, 5/25/35	46,529	74,265
REMICs IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR)
+ 23.10%), 21.395%, 11/25/35	49,434	72,030

22 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
11.926%, 5/25/40	$619,513	$774,640
REMICs Trust Ser. 98-W2, Class X, IO, 6.954%, 6/25/28 W	973,384	31,635
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,391,775	710,084
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 2/25/47	7,983,645	1,767,739
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	3,055,785	589,537
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	4,730,884	956,537
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.75%), 5.263%, 10/25/47	9,582,529	1,825,300
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	26,661	4,390
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	978,081	123,459
REMICs Ser. 12-104, Class QI, IO, 4.50%, 5/25/42	1,332,160	155,478
REMICs Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	3,415,795	305,030
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	1,494,698	142,519
REMICs Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	3,866,160	351,172
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	3,958,460	516,080
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	2,835,806	187,870
REMICs Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	1,709,720	59,173
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	955,459	64,791
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	1,782,741	74,842
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	1,910,007	128,965
REMICs Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	1,591,023	46,965
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	2,462,806	221,364
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,082,657	175,814
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	2,132,609	84,790
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,894,421	92,764
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	2,032,910	60,974
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	2,643,562	89,538
REMICs Trust Ser. 98-W5, Class X, IO, 0.822%, 7/25/28 W	288,214	8,301
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	7,134	6,516
Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.71%),
5.911%, 11/16/36	131,252	2,625
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
5.532%, 7/20/48	4,426,724	749,584
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	806,621	175,636
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.432%, 9/20/43	601,008	126,374
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 8/20/49	237,219	33,532
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 6/20/49	351,231	48,277
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 2/20/41	1,350,539	250,556
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 12/2/21	377,854	50,735
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.306%, 7/16/43	700,710	131,930

Multi-Asset Absolute Return Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
5.282%, 11/20/39	$1,747,045	$123,044
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	4,114,025	696,916
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,150,592	392,483
Ser. 14-76, IO, 5.00%, 5/20/44	2,418,259	470,453
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	2,032,522	331,193
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	4,454,347	962,267
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	865,380	163,038
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	16,362	1,188
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	604,919	119,310
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	929,376	177,293
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,010,377	580,431
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,333,651	431,819
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	831,708	133,892
Ser. 16-49, IO, 4.50%, 11/16/45	2,383,514	450,739
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	4,287,332	749,947
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	4,134,230	374,975
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,775,490	330,969
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	441,453	41,991
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,459,684	132,584
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	713,005	119,665
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,127,477	169,029
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	829,281	138,241
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	409,133	78,983
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	1,247,144	69,466
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	2,573,488	301,690
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,094,939	70,803
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	1,779,580	185,041
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	4,059,345	731,494
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	2,802,683	338,649
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	757,175	76,538
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,155,049	127,720
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	439,679	59,005
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,493,848	216,390
Ser. 14-104, IO, 4.00%, 3/20/42	4,084,730	504,464
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,494,324	165,308
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	2,479,656	233,761
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	192,197	860
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	2,588,783	71,486
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	2,763,434	270,761
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,628,642	160,421
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,257,528	38,706
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,200,554	189,028
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,599,104	162,469
Ser. 12-145, IO, 3.50%, 12/20/42	1,528,445	226,471
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	475,766	47,282
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	894,875	60,986
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,153,162	80,260

24 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	$2,175,437	$123,130
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,780,726	120,021
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	1,739,052	88,939
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	1,025,761	9,140
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	4,120,465	226,491
Ser. 183, Class AI, IO, 3.50%, 10/20/39	1,963,311	91,912
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	2,525,830	235,447
Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	2,643,132	85,902
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,068,053	115,972
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	5,052,922	181,693
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	4,522,145	99,344
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	1,942,920	100,838
FRB Ser. 15-H16, Class XI, IO, 2.691%, 7/20/65 W	9,365,971	945,963
Ser. 15-H22, Class GI, IO, 2.584%, 9/20/65 W	8,205,854	815,662
Ser. 16-H23, Class NI, IO, 2.582%, 10/20/66 W	8,047,780	826,507
Ser. 17-H02, Class BI, IO, 2.455%, 1/20/67 W	6,310,075	657,724
FRB Ser. 16-H16, Class DI, IO, 2.454%, 6/20/66 W	5,162,943	526,339
Ser. 15-H20, Class CI, IO, 2.443%, 8/20/65 W	14,553,917	1,300,800
Ser. 16-H04, Class HI, IO, 2.381%, 7/20/65 W	5,291,133	356,622
Ser. 17-H11, Class NI, IO, 2.133%, 5/20/67 W	12,839,753	1,333,229
Ser. 15-H25, Class BI, IO, 2.121%, 10/20/65 W	13,410,481	1,206,943
Ser. 16-H11, Class HI, IO, 2.102%, 1/20/66 W	5,156,594	373,914
Ser. 15-H24, Class HI, IO, 2.039%, 9/20/65 W	17,722,970	1,059,036
Ser. 15-H26, Class DI, IO, 2.016%, 10/20/65 W	5,691,862	515,956
Ser. 15-H15, Class JI, IO, 1.971%, 6/20/65 W	10,237,409	814,898
Ser. 16-H02, Class BI, IO, 1.954%, 11/20/65 W	13,477,368	1,165,631
Ser. 15-H19, Class NI, IO, 1.908%, 7/20/65 W	13,803,211	995,211
Ser. 15-H25, Class EI, IO, 1.857%, 10/20/65 W	9,811,346	856,531
Ser. 16-H03, Class AI, IO, 1.849%, 1/20/66 W	10,625,429	939,981
Ser. 15-H18, Class IA, IO, 1.833%, 6/20/65 W	6,307,842	329,900
Ser. 15-H09, Class AI, IO, 1.819%, 4/20/65 W	10,077,280	833,351
Ser. 15-H10, Class CI, IO, 1.805%, 4/20/65 W	14,659,964	1,145,163
Ser. 15-H26, Class GI, IO, 1.795%, 10/20/65 W	9,507,865	653,190
Ser. 14-H21, Class AI, IO, 1.783%, 10/20/64 W	11,242,199	894,553
Ser. 15-H26, Class EI, IO, 1.725%, 10/20/65 W	10,185,059	714,991
Ser. 17-H14, Class DI, IO, 1.706%, 6/20/67 W	10,335,948	631,134
Ser. 15-H09, Class BI, IO, 1.69%, 3/20/65 W	13,859,735	1,008,102
Ser. 16-H04, Class KI, IO, 1.644%, 2/20/66 W	9,967,415	731,023
Ser. 16-H07, Class HI, IO, 1.62%, 2/20/66 W	6,676,759	560,494
Ser. 15-H10, Class EI, IO, 1.614%, 4/20/65 W	11,252,661	499,449
Ser. 15-H25, Class AI, IO, 1.608%, 9/20/65 W	13,393,003	847,777
Ser. 15-H24, Class BI, IO, 1.607%, 8/20/65 W	15,796,081	615,605
Ser. 15-H14, Class BI, IO, 1.561%, 5/20/65 W	15,859,047	669,870
Ser. 11-H15, Class AI, IO, 1.511%, 6/20/61 W	3,801,725	192,588
Ser. 16-H08, Class GI, IO, 1.426%, 4/20/66 W	13,811,704	695,820

Multi-Asset Absolute Return Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-H08, Class GI, IO, 1.261%, 3/20/61 W	$6,828,795	$297,053
Ser. 15-H26, Class CI, IO, 0.428%, 8/20/65 W	19,131,466	258,275
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO,
0.84%, 9/19/27 W	85,326	324
		58,437,897
Commercial mortgage-backed securities (2.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.486%, 1/15/49 W	258,922	348
Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.786%, 2/10/51 (In default) † W	1,107,980	110,798
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class C, 5.665%, 11/10/42 W	721,000	288,400
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.542%, 1/12/45 W	884,000	627,640
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	806,000	725,400
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	526,441
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.802%, 3/11/39 W	2,204,952	1,102,476
FRB Ser. 06-PW11, Class C, 5.802%, 3/11/39 (In default) † W	345,238	17,262
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	315,000	249,963
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	397,670
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	834,804
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.387%, 5/15/38 W	114,877	5,220
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.665%, 9/10/47 W	1,168,000	635,614
FRB Ser. 06-GG8, Class X, IO, 1.27%, 11/10/39 W	7,977,271	37,884
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.971%, 2/15/47 W	2,751,000	2,113,288
FRB Ser. 13-C14, Class E, 4.859%, 8/15/46 W	1,491,000	1,145,646
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 07-LDPX, Class X, IO, 0.128%, 1/15/49 W	593,508	6
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 5.329%, 5/15/45 W	766,000	610,751
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	247,672
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	805,165
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.359%, 2/15/40 W	91,568	5
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.75%, 12/12/49 W	712,186	2,839
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.498%, 8/15/46 W	1,350,000	536,941
FRB Ser. 13-C11, Class F, 4.498%, 8/15/46 W	1,720,000	389,408
FRB Ser. 13-C10, Class D, 4.218%, 7/15/46 W	2,538,000	1,165,600
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	529,702	105,940
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	2,089,440	2,059,911

26 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G,
5.419%, 7/15/49 W	$795,000	$472,319
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
5.00%, 5/10/63 W	853,000	161,729
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.459%, 11/15/48 W	952,181	29
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.268%, 10/15/44 W	533,073	506,420
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.412%, 7/15/46 W	1,041,000	742,228
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.39%, 6/15/44 W	87,000	65,906
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,355,000	1,039,374
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	139,979
FRB Ser. 13-C15, Class D, 4.643%, 8/15/46 W	673,004	418,104
FRB Ser. 12-C10, Class E, 4.577%, 12/15/45 W	697,000	403,024
		18,692,204
Residential mortgage-backed securities (non-agency) (1.1%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.677%, 5/25/47	416,749	217,435
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 0.837%, 3/25/37	765,276	636,254
Countrywide Alternative Loan Trust FRB Ser. 06-OA10, Class 1A1,
(1 Month US LIBOR + 0.96%), 2.83%, 8/25/46	325,274	275,034
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 1.107%, 4/25/35	294,107	225,228
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR
+ 10.00%), 10.487%, 7/25/28	1,229,282	1,048,708
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 11.487%, 10/25/48	161,000	79,006
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 11.447%, 3/25/49	63,000	23,030
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2,
(1 Month US LIBOR + 8.15%), 8.637%, 7/25/49	92,000	29,545
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	458,000	354,504
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 4.187%, 12/25/30	180,000	115,288
Structured Agency Credit Risk Debt FRN Ser. 19-HQA3, Class B1,
(1 Month US LIBOR + 3.00%), 3.487%, 9/25/49	53,000	30,447
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	15,452	14,016
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.137%, 1/25/49	115,000	102,108
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.837%, 2/25/49	51,417	46,801

Multi-Asset Absolute Return Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 12.737%, 9/25/28	$2,220,310	$1,874,722
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.187%, 4/25/28	1,143,706	1,110,731
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 6.037%, 4/25/28	83,220	78,916
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.487%, 7/25/25	147,095	139,722
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 5.337%, 10/25/29	265,000	192,771
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 5.037%, 2/25/25	92,240	86,751
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.937%, 2/25/30	451,000	340,740
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.487%, 5/25/25	56,509	52,611
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.487%, 5/25/25	131,069	124,857
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1,
(1 Month US LIBOR + 3.75%), 4.237%, 3/25/31	179,000	124,809
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 4.087%, 1/25/30	346,000	245,807
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 3.287%, 2/25/30	107,657	98,728
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
0.607%, 5/25/47	196,535	129,589
MortgageIT Trust FRB Ser. 04-1, Class M2, (1 Month US LIBOR
+ 1.01%), 1.492%, 11/25/34	203,998	189,496
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 0.702%, 5/25/46	190,089	186,287
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO10, Class A1,
(1 Month US LIBOR + 0.16%), 0.647%, 1/25/37	228,940	197,752
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
1.337%, 5/25/47	159,501	111,659
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
0.667%, 1/25/37	1,179,682	873,713
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR14,
Class 1A2, 3.831%, 12/25/35 W	590,572	552,334
		9,909,399
Total mortgage-backed securities (cost $102,182,164)		$87,039,500

	Principal
COMMODITY LINKED NOTES (7.2%)*†††	amount	Value
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.16%, 2021 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$11,700,000	$21,239,364
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.12%, 2020 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	639,000	1,140,323

28 Multi-Asset Absolute Return Fund

	Principal
COMMODITY LINKED NOTES (7.2%)*††† cont.	amount	Value
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month USD
LIBOR less 0.16%, 2021 (Indexed to the Citi Commodities F3 vs F0 —
4x Leveraged Index multiplied by 3)	$12,858,000	$20,451,099
Citigroup Global Markets Holdings, Inc. 144A sr. notes 1-month USD
LIBOR less 0.13%, 2020 (Indexed to the Citi Cross-Asset Trend Index
multiplied by 3)	14,048,000	12,695,300
Goldman Sachs International 144A notes zero %, 2021 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	3,421,000	3,421,000
Goldman Sachs International 144A notes zero %, 2021 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	6,939,000	7,800,088
Total commodity Linked Notes (cost $49,605,000)		$66,747,174

	Expiration	Strike
WARRANTS (3.5%)* †	date	price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A Class A (China)	9/7/20	$0.00	2,126,600	$1,818,547
Bank of Shanghai Co., Ltd. 144A (China)	12/2/20	0.00	3,510,755	4,060,918
China Resources Sanjiu Medical &
Pharmaceutical Co., Ltd. 144A (China)	2/18/21	0.00	396,300	1,629,942
Foshan Haitian Flavouring & Food Co., Ltd.
144A (China)	4/12/21	0.00	58,500	1,018,159
Gree Electric Appliances, Inc. of Zhuhai
144A (China)	8/24/20	0.00	529,449	4,105,525
HLA Corp., Ltd. 144A (China)	10/8/20	0.00	1,515,400	1,373,122
Kweichow Moutai Co., Ltd 144A Class A (China)	9/7/20	0.00	26,800	4,802,501
Sany Heavy Industry Co., Ltd. 144A (China)	12/21/20	0.00	1,514,400	4,213,132
Seazen Holdings Co., Ltd. 144A (China)	5/6/21	0.00	184,500	829,619
Shanghai Pudong Development Bank Co., Ltd.
144A (China)	11/11/20	0.00	2,606,700	3,923,070
Shenzhen Mindray Bio-Medical Electronics Co.,
Ltd. 144A (China)	11/11/20	0.00	120,400	4,368,949
Stearns Holdings, LLC Class B F	11/5/39	0.01	70,872	70,872
Total warrants (cost $30,767,877)				$32,214,356

	Principal
CORPORATE BONDS AND NOTES (3.0%)*	amount	Value
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	$3,529,000	$3,617,225
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	600,000	615,000
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,500,000	2,500,075
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	118,000	4,130
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	2,585,000	2,340,071
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	440,000	428,252
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	840,000	879,921
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	1,300,000	1,251,250
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	328,000	246,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	2,015,000	2,035,150

Multi-Asset Absolute Return Fund 29

		Principal
CORPORATE BONDS AND NOTES (3.0%)* cont.		amount	Value
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		$150,658	$142,372
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		273,068	224,790
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		3,315,000	3,317,984
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26		3,308,000	3,556,100
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22		1,023,000	150,893
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)		602,000	634,809
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)		496,000	502,820
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)		471,000	479,831
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)		127,000	122,238
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †		1,809,000	67,838
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)		35,000	28,530
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)		242,000	177,870
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5.95%, 1/28/31 (Mexico)		130,000	94,159
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		1,500,000	1,515,000
Stearns Holdings, LLC/Stearns Co-Issuer, Inc. 144A notes
5.00%, 11/5/24		25,339	15,203
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		390,000	344,799
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	425,000	534,827
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		$1,800,000	1,876,500
Total corporate bonds and notes (cost $29,327,020)			$27,703,637

		Principal
SENIOR LOANS (1.8%)*c		amount	Value
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.25%, 4/28/22		$395,521	$359,924
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 7.50%, 3/30/23		30,667	26,373
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 6.904%, 8/4/25		2,558,000	2,445,021
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24		392,758	353,482
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 4.75%, 9/2/23		1,100,442	820,930
Golden Nugget, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23		998,622	803,891
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 3.75%, 2/1/22		615,131	603,340

30 Multi-Asset Absolute Return Fund

	Principal
SENIOR LOANS (1.8%)*c cont.	amount	Value
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 2.904%, 8/18/22	$1,524,000	$1,492,090
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 10/16/23	3,710,094	1,061,087
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 7.50%, 10/25/23	1,641,035	601,714
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.266%, 6/1/25	1,169,675	1,036,624
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	487,489	455,802
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.463%, 2/5/23	419,806	399,566
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 3.522%, 8/14/24	2,626,372	2,165,444
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.45%, 11/28/22	1,748,765	1,215,392
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.25%), 3.659%, 5/30/25	251,729	219,589
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.25%), 3.909%, 12/9/25	921,369	804,182
Univision Communications, Inc. bank term loan FRN Ser. C5, (BBA
LIBOR USD 3 Month + 2.75%), 3.75%, 3/15/24	1,041,114	914,228
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 2.904%, 10/23/25	794,103	641,238
Total senior loans (cost $22,266,475)		$16,419,917

PURCHASED OPTIONS	Expiration
OUTSTANDING (1.2%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Nov-20/$265.00	$25,996,217		$89,494	$1,577,343
SPDR S&P 500 ETF Trust (Put)	Apr-21/225.00	17,454,653		60,089	727,507
	Jun-20/JPY
USD/JPY (Put)	108.00	11,068,675		11,068,675	162,101
USD/JPY (Put)	Jul-20/JPY106.00	11,960,230		11,960,230	97,978
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Feb-21/290.00	28,184,693		97,028	2,842,472
SPDR S&P 500 ETF Trust (Put)	Jan-21/290.00	27,796,612		95,692	2,760,712
USD/CHF (Put)	Jun-20/CHF 0.91	11,313,300		11,313,300	2,693
	Jun-20/JPY
USD/JPY (Put)	108.00	11,068,675		11,068,675	162,101
Goldman Sachs International
AUD/USD (Put)	Jul-20/0.62	15,548,695	AUD	23,860,500	127,795
EUR/CHF (Put)	Jun-20/CHF 1.03	20,409,841	EUR	18,624,667	40,514
USD/CHF (Put)	Jun-20/CHF 0.94	11,313,300		$11,313,300	19,402
	Jun-20/JPY
USD/JPY (Put)	108.00	11,068,675		11,068,675	162,101
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Dec-20/$275.00	26,648,054		91,738	2,041,631
SPDR S&P 500 ETF Trust (Put)	Mar-21/195.00	18,978,801		65,336	421,714
Total purchased options outstanding (cost $6,636,128)					$11,146,064

Multi-Asset Absolute Return Fund 31

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.9%)*		amount	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$535,000	$197,955
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		470,000	483,513
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		275,000	73,792
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		255,000	69,156
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 29.671%, 5/31/22 (Argentina)	ARS	13,300,000	139,417
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$735,000	198,634
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)		208,000	166,400
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		251,000	249,118
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		316,000	300,200
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		577,000	512,088
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)		200,000	189,247
Egypt (Arab Republic of) 144A sr. unsec. bonds 7.053%,
1/15/32 (Egypt)		510,000	453,437
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		1,005,000	1,100,483
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	324,376
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		1,310,000	1,126,600
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	190,000	170,617
Kenya (Republic of) sr. unsec. bonds Ser. REGS, 8.00%,
5/22/32 (Kenya)		$280,000	253,399
Qatar (State of) 144A sr. unsec. notes 3.75%, 4/16/30 (Qatar)		270,000	294,775
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		710,000	620,363
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		495,000	445,498
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)		960,000	869,770
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		815,000	71,313
Total foreign government and agency bonds and notes (cost $10,275,478)			$8,310,151

		Principal
ASSET-BACKED SECURITIES (0.9%)*		amount	Value
Mello Warehouse Securitization Trust 144A FRB Ser. 19-1, Class A,
(1 Month US LIBOR + 0.80%), 1.287%, 6/25/52		$1,450,000	$1,446,375
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.135%, 10/22/20		1,185,000	1,202,657

32 Multi-Asset Absolute Return Fund

	Principal
ASSET-BACKED SECURITIES (0.9%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	$1,353,000	$1,353,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	1,194,000	1,194,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.32%, 10/24/20	1,302,000	1,302,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.317%, 3/26/21	1,228,000	1,228,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.137%, 8/25/52	505,333	505,333
Total asset-backed securities (cost $8,217,333)		$8,231,365

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %,
10/1/20, (acquired 2/2/17, cost $88,142) ∆∆	$96,895	$14,534
Total convertible bonds and notes (cost $92,804)		$14,534

	Principal amount/
SHORT-TERM INVESTMENTS (50.6%)*		shares	Value
Alpine Securitization, LLC asset backed commercial paper
2.763%, 5/26/20		$5,000,000	$4,998,804
Atlantic Asset Securitization, LLC asset backed commercial paper
0.520%, 5/26/20		5,000,000	4,998,895
Barclays Bank PLC CCP asset backed commercial paper
1.707%, 5/8/20		4,750,000	4,749,789
Collateralized Commercial Paper FLEX Co., LLC asset backed
commercial paper 1.152%, 6/12/20		4,750,000	4,748,275
Federal Home Loan Banks unsec. discount notes commercial
paper 0.290%, 7/20/20		4,836,000	4,834,710
ING (U.S.) Funding, LLC commercial paper 1.254%, 7/6/20		5,000,000	4,997,208
Lloyds Bank PLC commercial paper 1.052%, 5/15/20		5,000,000	4,999,667
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.233%, 6/5/20		4,750,000	4,747,577
Matchpoint Finance PLC asset backed commercial paper
1.355%, 7/7/20		5,000,000	4,995,212
Putnam Cash Collateral Pool, LLC 0.40% [d]	Shares	52,374,975	52,374,975
Putnam Short Term Investment Fund 0.64% L	Shares	197,017,724	197,017,724
Societe Generale SA commercial paper 1.253%, 6/8/20		$4,850,000	4,848,817
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.22% P	Shares	22,916,000	22,916,000
U.S. Treasury Bills 1.566%, 5/7/20 # ∆		$10,834,000	10,833,901
U.S. Treasury Bills 0.076%, 8/6/20 # ∆ §		9,248,000	9,245,322
U.S. Treasury Bills 1.191%, 6/11/20 # ∆		9,088,000	9,087,004
U.S. Treasury Bills 0.147%, 7/9/20 # ∆ §		17,190,000	17,187,035
U.S. Treasury Bills 0.310%, 7/23/20 ∆		15,247,000	15,244,012
U.S. Treasury Cash Management Bills 0.101%, 7/14/20 ∆ §		14,232,001	14,229,514
U.S. Treasury Bills 1.449%, 6/18/20 # ∆ §		10,227,000	10,225,876
U.S. Treasury Cash Management Bills 0.081%, 7/21/20 ∆ §		15,156,999	15,147,456
U.S. Treasury Bills zero%, 8/20/20 ∆ §		6,676,000	6,673,761
U.S. Treasury Bills 0.164%, 6/25/20 # ∆ §		4,210,000	4,209,558

Multi-Asset Absolute Return Fund 33

	Principal amount/
SHORT-TERM INVESTMENTS (50.6%)* cont.	shares	Value
U.S. Treasury Bills 0.015%, 9/3/20 # ∆ §	$9,830,000	$9,826,075
U.S. Treasury Bills zero%, 8/13/20 # ∆ §	12,472,000	12,468,217
U.S. Treasury Bills 0.019%, 9/10/20 # ∆ §	15,769,000	15,762,785
Total short-term investments (cost $471,304,428)		$471,368,169

TOTAL INVESTMENTS
Total investments (cost $1,503,003,463)		$1,497,145,202

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

34 Multi-Asset Absolute Return Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $930,851,875.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $17,360, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $17,759,331 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $105,479,256 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $9,854,289 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

  W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $493,613,707 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Multi-Asset Absolute Return Fund 35

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.0%	Russia	1.1%
China	8.1	Thailand	0.8
South Korea	2.3	United Kingdom	0.7
Taiwan	2.2	Other	3.8
India	1.7	Total	100.0%
Brazil	1.3

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $244,365,372) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/15/20	$996,416	$974,608	$21,808
	Canadian Dollar	Sell	7/15/20	3,055,969	3,017,592	(38,377)
	Chinese Yuan (Offshore)	Buy	5/20/20	2,972,927	2,998,049	(25,122)
	Chinese Yuan (Offshore)	Sell	5/20/20	2,972,927	3,007,647	34,720
	Euro	Buy	6/17/20	2,080,164	2,092,209	(12,045)
	Hong Kong Dollar	Sell	5/20/20	3,024,549	3,017,067	(7,482)
	Japanese Yen	Sell	5/20/20	5,484,323	5,407,883	(76,440)
	New Taiwan Dollar	Buy	5/20/20	3,046,920	3,048,350	(1,430)
	New Taiwan Dollar	Sell	5/20/20	3,046,920	3,003,097	(43,823)
	New Zealand Dollar	Buy	7/15/20	1,411,125	1,379,632	31,493
	Norwegian Krone	Sell	6/17/20	1,276,624	1,197,292	(79,332)
	Swedish Krona	Buy	6/17/20	575,474	329,602	245,872
Barclays Bank PLC
	British Pound	Buy	6/17/20	148,396	70,697	77,699
	Canadian Dollar	Sell	7/15/20	111,446	110,726	(720)
	Euro	Sell	6/17/20	7,150,057	7,146,360	(3,697)
	Japanese Yen	Buy	5/20/20	3,764,789	4,067,055	(302,266)
	New Zealand Dollar	Buy	7/15/20	2,192,352	2,143,688	48,664
	Norwegian Krone	Buy	6/17/20	3,143,437	2,845,957	297,480
	Swedish Krona	Sell	6/17/20	1,511,662	1,588,492	76,830
Citibank, N.A.
	British Pound	Sell	6/17/20	504	517	13
	Canadian Dollar	Sell	7/15/20	187,252	185,951	(1,301)
	Euro	Buy	6/17/20	1,556,558	1,625,042	(68,484)
	Japanese Yen	Buy	5/20/20	890,623	861,697	28,926
	New Zealand Dollar	Sell	7/15/20	2,156,850	2,108,274	(48,576)
	Norwegian Krone	Sell	6/17/20	900,353	783,315	(117,038)
	Swedish Krona	Buy	6/17/20	2,374,376	2,291,435	82,941
	Swiss Franc	Sell	6/17/20	2,722,563	2,705,768	(16,795)

36 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $244,365,372) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	7/15/20	$1,386,170	$1,303,835	$82,335
	Australian Dollar	Sell	7/15/20	1,398,358	1,286,255	(112,103)
	British Pound	Sell	6/17/20	575,191	627,495	52,304
	Canadian Dollar	Sell	7/15/20	1,318,026	1,300,205	(17,821)
	Euro	Sell	6/17/20	1,949,976	1,898,956	(51,020)
	New Zealand Dollar	Buy	7/15/20	1,375,439	1,345,153	30,286
	Norwegian Krone	Sell	6/17/20	3,068,242	2,724,891	(343,351)
	Swedish Krona	Buy	6/17/20	1,298,470	1,231,010	67,460
Goldman Sachs International
	Australian Dollar	Sell	7/15/20	995,242	931,020	(64,222)
	British Pound	Sell	6/17/20	381,068	537,852	156,784
	Canadian Dollar	Buy	7/15/20	1,568,223	1,558,539	9,684
	Chinese Yuan (Offshore)	Buy	5/20/20	2,972,927	2,999,074	(26,147)
	Chinese Yuan (Offshore)	Sell	5/20/20	2,972,927	3,007,443	34,516
	Euro	Sell	6/17/20	1,446,112	1,413,965	(32,147)
	Japanese Yen	Sell	5/20/20	2,103,360	2,046,902	(56,458)
	New Taiwan Dollar	Buy	5/20/20	3,046,920	3,046,835	85
	New Taiwan Dollar	Sell	5/20/20	3,046,920	2,999,666	(47,254)
	New Zealand Dollar	Sell	7/15/20	1,983,081	1,936,151	(46,930)
	Norwegian Krone	Buy	6/17/20	4,622,802	5,564,485	(941,683)
	Russian Ruble	Buy	6/17/20	2,601,044	3,021,799	(420,755)
	Russian Ruble	Sell	6/17/20	2,601,044	2,933,132	332,088
	Swedish Krona	Buy	6/17/20	4,077,203	3,859,882	217,321
	Swiss Franc	Buy	6/17/20	2,677,546	2,754,301	(76,755)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/20	774,816	681,820	92,996
	British Pound	Buy	6/17/20	730,516	695,930	34,586
	Canadian Dollar	Buy	7/15/20	1,660,843	1,665,371	(4,528)
	Euro	Buy	6/17/20	2,358,748	2,506,883	(148,135)
	Hong Kong Dollar	Sell	5/20/20	2,789,625	2,779,449	(10,176)
	Japanese Yen	Buy	5/20/20	2,807,513	2,817,143	(9,630)
	New Zealand Dollar	Buy	7/15/20	1,411,554	1,393,795	17,759
	Norwegian Krone	Sell	6/17/20	1,901,746	1,680,723	(221,023)
	Swedish Krona	Sell	6/17/20	4,754,586	4,837,401	82,815
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/15/20	658,411	646,021	(12,390)
	British Pound	Buy	6/17/20	1,730,865	1,589,070	141,795
	Canadian Dollar	Sell	7/15/20	2,706,254	2,681,206	(25,048)
	Euro	Sell	6/17/20	8,431,432	8,442,004	10,572
	Japanese Yen	Sell	5/20/20	402,873	377,881	(24,992)
	New Zealand Dollar	Sell	7/15/20	260,961	255,228	(5,733)
	Norwegian Krone	Sell	6/17/20	4,276,143	3,541,544	(734,599)
	Singapore Dollar	Buy	5/20/20	5,831,655	5,921,352	(89,697)
	Singapore Dollar	Sell	5/20/20	5,831,655	6,028,893	197,238

Multi-Asset Absolute Return Fund 37

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $244,365,372) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Swedish Krona	Buy	6/17/20	$1,052,843	$898,194	$154,649
	Swiss Franc	Sell	6/17/20	1,258,801	1,197,406	(61,395)
NatWest Markets PLC
	British Pound	Buy	6/17/20	658,081	640,677	17,404
	Canadian Dollar	Buy	7/15/20	1,200,400	1,193,243	7,157
	Euro	Buy	6/17/20	321,906	403,202	(81,296)
	New Zealand Dollar	Buy	7/15/20	1,041,513	1,025,757	15,756
	Norwegian Krone	Sell	6/17/20	1,533,960	1,263,802	(270,158)
	Swedish Krona	Sell	6/17/20	1,435,604	1,616,874	181,270
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/15/20	1,454,149	1,391,319	(62,830)
	British Pound	Sell	6/17/20	3,010,370	3,102,737	92,367
	Canadian Dollar	Sell	7/15/20	9,470,851	9,380,798	(90,053)
	Euro	Sell	6/17/20	6,251,021	5,966,882	(284,139)
	Hong Kong Dollar	Sell	5/20/20	6,049,097	6,033,381	(15,716)
	Japanese Yen	Sell	5/20/20	8,929,070	8,807,435	(121,635)
	New Zealand Dollar	Buy	7/15/20	5,897,368	5,770,287	127,081
	Norwegian Krone	Buy	6/17/20	6,352,394	7,015,693	(663,299)
	Swedish Krona	Buy	6/17/20	1,396,862	778,752	618,110
Toronto-Dominion Bank
	Australian Dollar	Buy	7/15/20	1,367,204	1,282,005	85,199
	British Pound	Buy	6/17/20	1,055,273	985,474	69,799
	Canadian Dollar	Sell	7/15/20	2,183,153	2,165,267	(17,886)
	Euro	Sell	6/17/20	1,446,112	1,414,178	(31,934)
	Hong Kong Dollar	Sell	5/20/20	1,512,287	1,508,099	(4,188)
	New Zealand Dollar	Buy	7/15/20	657,736	643,212	14,524
	Norwegian Krone	Sell	6/17/20	714,972	660,644	(54,328)
	Swedish Krona	Buy	6/17/20	1,139,514	976,595	162,919
UBS AG
	Australian Dollar	Sell	7/15/20	2,711,595	2,566,282	(145,313)
	British Pound	Sell	6/17/20	3,351,000	3,321,494	(29,506)
	Canadian Dollar	Buy	7/15/20	167,133	175,410	(8,277)
	Euro	Buy	6/17/20	1,031,527	1,122,285	(90,758)
	Hong Kong Dollar	Sell	5/20/20	2,268,386	2,264,729	(3,657)
	Japanese Yen	Buy	5/20/20	2,820,906	2,817,664	3,242
	New Zealand Dollar	Buy	7/15/20	2,212,157	2,180,496	31,661
	Norwegian Krone	Buy	6/17/20	661,880	704,700	(42,820)
	Swedish Krona	Buy	6/17/20	136,970	61,887	75,083
WestPac Banking Corp.
	Australian Dollar	Buy	7/15/20	2,083,426	1,957,506	125,920
	British Pound	Buy	6/17/20	7,810	2,547	5,263
	Canadian Dollar	Buy	7/15/20	1,922,753	1,922,248	505
	Euro	Sell	6/17/20	654,890	631,392	(23,498)

38 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $244,365,372) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	Japanese Yen	Sell	5/20/20	$898,728	$869,486	$(29,242)
	New Zealand Dollar	Buy	7/15/20	789,811	766,771	23,040
Unrealized appreciation						4,318,019
Unrealized (depreciation)						(6,497,453)
Total						$(2,179,434)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	12	$1,747,458	$1,741,440	Jun-20	$131,375
S&P 500 Index E-Mini (Short)	1,284	186,978,006	186,334,080	Jun-20	(20,581,231)
U.S. Treasury Note 2 yr (Short)	1,465	322,929,493	322,929,493	Jun-20	(58,462)
U.S. Treasury Note 10 yr (Long)	1,231	171,185,938	171,185,938	Jun-20	7,304,871
U.S. Treasury Note Ultra 10 yr (Long)	89	13,975,781	13,975,781	Jun-20	696,081
Unrealized appreciation					8,132,327
Unrealized (depreciation)					(20,639,693)
Total					$(12,507,366)

WRITTEN OPTIONS OUTSTANDING at 4/30/20 (premiums $681,894) (Unaudited)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jul-20/JPY 102.00	$11,960,230		$11,960,230	$31,539
USD/JPY (Put)	Jun-20/JPY 105.00	11,068,675		11,068,675	61,874
Citibank, N.A.
USD/JPY (Put)	Jun-20/JPY 105.00	11,068,675		11,068,675	61,874
Goldman Sachs International
AUD/USD (Put)	Jul-20/$0.59	3,887,174	AUD	5,965,125	13,504
EUR/CHF (Put)	Jun-20/CHF 1.00	20,409,841	EUR	18,624,667	13,613
USD/JPY (Put)	Jun-20/JPY 105.00	11,068,675		$11,068,675	61,874
Total					$244,278

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	$479,600	$(62,468)	$18,450
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	359,700	(8,138)	(3,795)

Multi-Asset Absolute Return Fund 39

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A. cont.
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	$479,600	$(62,468)	$(12,024)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	359,700	(169,122)	(21,863)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	40,346
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(16,933)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	339,761
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	(112,892)
Unrealized appreciation				398,557
Unrealized (depreciation)				(167,507)
Total				$231,050

TBA SALE COMMITMENTS OUTSTANDING at 4/30/20 (proceeds receivable $182,914,258) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.50%, 5/1/50	$3,000,000	5/13/20	$3,234,141
Uniform Mortgage-Backed Securities, 4.00%, 5/1/50	49,000,000	5/13/20	52,185,000
Uniform Mortgage-Backed Securities, 3.50%, 5/1/50	67,000,000	5/13/20	70,789,686
Uniform Mortgage-Backed Securities, 3.00%, 5/1/50	18,000,000	5/13/20	19,003,360
Uniform Mortgage-Backed Securities, 2.50%, 5/1/50	36,000,000	5/13/20	37,499,062
Total			$182,711,249

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$276,000	$182,465	$(9)	11/8/48	3 month USD-	3.312% —	$185,772
				LIBOR-BBA —	Semiannually
				Quarterly
159,900	79,866 E	(5)	3/28/52	2.67% —	3 month USD-	(79,872)
				Semiannually	LIBOR-BBA —
					Quarterly
391,400	58,414 E	(6)	12/7/30	2.184% —	3 month USD-	(58,420)
				Semiannually	LIBOR-BBA —
					Quarterly
470,500	32,691 E	(5)	6/5/29	3 month USD-	2.2225% —	32,686
				LIBOR-BBA —	Semiannually
				Quarterly

40 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$39,300	$15,653 E	$(1)	6/22/52	2.3075% —	3 month USD-	$(15,655)
				Semiannually	LIBOR-BBA —
					Quarterly
835,100	51,794 E	(28)	1/27/47	3 month USD-	1.27% —	51,765
				LIBOR-BBA —	Semiannually
				Quarterly
70,500	4,498 E	(2)	3/7/50	1.275% —	3 month USD-	(4,500)
				Semiannually	LIBOR-BBA —
					Quarterly
6,585,000	98,176 E	(99,643)	6/17/25	3 month USD-	0.70% —	(1,468)
				LIBOR-BBA —	Semiannually
				Quarterly
6,154,000	98,095 E	(9,372)	6/17/30	0.80% —	3 month USD-	(107,467)
				Semiannually	LIBOR-BBA —
					Quarterly
2,491,000	5,866 E	(3,158)	6/17/22	3 month USD-	0.40% —	2,708
				LIBOR-BBA —	Semiannually
				Quarterly
4,650,000	10,951 E	5,528	6/17/22	0.40% —	3 month USD-	(5,423)
				Semiannually	LIBOR-BBA —
					Quarterly
74,668,000	927,153 E	670,249	6/17/25	0.65% —	3 month USD-	(256,897)
				Semiannually	LIBOR-BBA —
					Quarterly
2,077,000	47,520 E	15,160	6/17/50	0.90% —	3 month USD-	(32,360)
				Semiannually	LIBOR-BBA —
					Quarterly
42,170,000	880,088 E	(587,870)	6/17/30	3 month USD-	0.85% —	292,218
				LIBOR-BBA —	Semiannually
				Quarterly
8,515,000	29,896	(113)	4/20/30	0.6814% —	3 month USD-	(28,828)
				Semiannually	LIBOR-BBA —
					Quarterly
2,203,000	5,102	(29)	4/24/30	3 month USD-	0.66726% —	4,922
				LIBOR-BBA —	Semiannually
				Quarterly
2,203,000	4,393	(29)	4/24/30	3 month USD-	0.664% —	4,211
				LIBOR-BBA —	Semiannually
				Quarterly
2,970,500	10,020	(39)	4/24/30	0.678% —	3 month USD-	(9,861)
				Semiannually	LIBOR-BBA —
					Quarterly
2,970,500	9,491	(39)	4/24/30	0.67619% —	3 month USD-	(9,331)
				Semiannually	LIBOR-BBA —
					Quarterly
6,322,000	10,381	(84)	4/27/30	0.6605% —	3 month USD-	(10,232)
				Semiannually	LIBOR-BBA —
					Quarterly

Multi-Asset Absolute Return Fund 41

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$5,042,000	$8,158	$(67)	5/1/30	0.6205% —	3 month USD-	$8,091
					Semiannually	LIBOR-BBA —
						Quarterly
	8,357,000	19,890	(111)	5/4/30	0.6205% —	3 month USD-	19,779
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	7,147,000	116,662 E	(4,525)	6/17/30	6 month AUD-	1.20% —	112,137
					BBR-BBSW —	Semiannually
					Semiannually
AUD	9,233,000	112,271 E	88,656	6/17/25	0.90% —	6 month AUD-	(23,616)
					Semiannually	BBR-BBSW —
						Semiannually
CAD	2,866,000	2,916 E	(6,036)	6/17/30	3 month CAD-	1.00% —	(8,951)
					BA-CDOR —	Semiannually
					Semiannually
CAD	13,013,000	57,467 E	9,045	6/17/25	3 month CAD-	0.90% —	66,511
					BA-CDOR —	Semiannually
					Semiannually
CHF	14,000	2 E	14	6/17/25	0.60% plus 6	—	16
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	5,466,000	25,460 E	(16,397)	6/17/30	0.30% plus 6	—	9,063
					month CHF-
					LIBOR-BBA —
					Semiannually
EUR	35,086,000	56,289 E	223,520	6/17/25	0.30% plus 6	—	279,809
					month EUR-
					EURIBOR-
					REUTERS —
					Semiannually
EUR	10,496,000	8,845 E	262,703	6/17/30	0.15% plus 6	—	271,548
					month EUR-
					EURIBOR-
					REUTERS —
					Semiannually
GBP	1,824,000	17,919 E	9,469	6/17/25	0.30% —	Sterling	(8,451)
					Annually	Overnight
						Index Average —
						Annually
GBP	2,399,000	60,975 E	5,486	6/17/30	Sterling	0.40% —	66,460
					Overnight	Annually
					Index Average —
					Annually
NOK	10,432,000	40,877 E	(10,918)	6/17/30	6 month NOK-	1.30% —	29,959
					NIBOR-NIBR —	Annually
					Semiannually
NOK	124,636,000	325,415 E	47,926	6/17/25	1.20% —	6 month NOK-	(277,487)
					Annually	NIBOR-NIBR —
						Semiannually

42 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NZD	888,000	$16,142 E	$(2,350)	6/17/30	3 month NZD-	1.10% —	$13,792
					BBR-FRA —	Semiannually
					Quarterly
NZD	9,266,000	148,614 E	20,644	6/17/25	0.90% —	3 month NZD-	(127,970)
					Semiannually	BBR-FRA —
						Quarterly
SEK	119,000	128 E	(30)	6/17/30	0.25% —	3 month SEK-	98
					Annually	STIBOR-SIDE —
						Quarterly
SEK	111,661,000	32,174 E	(16,017)	6/17/25	0.10% —	3 month SEK-	16,156
					Annually	STIBOR-SIDE —
						Quarterly
Total			$601,517				$400,912

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$325,805,369	$343,063,212	$—	6/20/23	(3 month USD-	A basket (MLFCF15)	$17,224,711
				LIBOR-BBA plus	of common
				0.10%) —	stocks — Quarterly*
Quarterly
325,802,544	347,810,189	—	6/20/23	3 month USD-	Russell 1000 Total	(21,938,852)
				LIBOR-BBA minus	Return Index —
				0.07% —	Quarterly
Quarterly
Barclays Bank PLC
2,429,703	2,438,513	—	1/12/40	4.00% (1 month	Synthetic MBX	12,508
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
390,231	391,646	—	1/12/40	4.00% (1 month	Synthetic MBX	2,008
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
147,367	147,901	—	1/12/40	4.00% (1 month	Synthetic MBX	758
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,358,731	2,376,659	—	1/12/40	4.50% (1 month	Synthetic MBX	22,038
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
739,407	745,027	—	1/12/40	4.50% (1 month	Synthetic MBX	6,909
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Multi-Asset Absolute Return Fund 43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$218,782	$220,445	$—	1/12/40	4.50% (1 month	Synthetic MBX	$2,044
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,313,015	12,481,973	—	1/12/41	5.00% (1 month	Synthetic MBX	192,989
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,717,767	1,740,401	—	1/12/40	5.00% (1 month	Synthetic MBX	25,993
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
825,124	828,473	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(5,250)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,049,592	14,091,314	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(75,404)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
115,727	118,255	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(4,138)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,800	36,901	—	1/12/39	6.00% (1 month	Synthetic TRS	598
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
113,966	114,035	—	1/12/38	6.50% (1 month	Synthetic TRS	1,520
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,710	5,714	—	1/12/38	6.50% (1 month	Synthetic TRS	76
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
396,722,425	354,355,724	—	11/25/20	(3 month USD-	A basket	(42,149,217)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
1,047,652	1,224,122	—	7/5/22	1 month USD-	ACI Worldwide,	(176,088)
				LIBOR-BBA minus	Inc. — Monthly
0.35% — Monthly
10,923,708	12,043,204	—	7/5/22	1 month USD-	Advanced Micro	(1,115,509)
				LIBOR-BBA minus	Devices — Monthly
0.35% — Monthly

44 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$711,023	$920,159	$ —	7/5/22	1 month USD-	Appian Corp. —	$(210,989)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,520,904	3,764,778	—	7/5/22	1 month USD-	Axon Enterprise,	(242,589)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,011,557	1,134,206	—	7/5/22	1 month USD-	B&G Foods, Inc. —	(154,319)
				LIBOR-BBA minus	Monthly
				1.85% — Monthly
3,814,694	4,727,925	—	7/5/22	1 month USD-	Bausch Health Cos,	(910,985)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
719,560	884,976	—	7/5/22	1 month USD-	Blackberry, Ltd. —	(165,153)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,168,330	1,270,429	—	7/5/22	1 month USD-	Bruker Corp —	(101,673)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,657,500	1,724,450	—	7/5/22	1 month USD-	BWX Technologies,	(66,345)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
413,949	478,928	—	7/5/22	1 month USD-	Cantel Medical	(64,828)
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
1,952,313	2,576,875	—	7/5/22	1 month USD-	Catalent, Inc. —	(623,849)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,277,039	1,901,712	—	7/5/22	1 month USD-	Cimpress, PLC —	(624,207)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
16,428,328	16,190,512	—	7/5/22	1 month USD-	Citrix Systems,	243,812
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
329,980	415,218	—	7/5/22	1 month USD-	Cooper Tire &	(80,353)
				LIBOR-BBA minus	Rubber Co. —
				0.35% — Monthly	Monthly
7,944,387	8,493,773	—	7/5/22	1 month USD-	Domino’s Pizza,	(546,486)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
255,939	364,161	—	7/5/22	1 month USD-	Ebix, Inc. — Monthly	(108,128)
				LIBOR-BBA minus
				1.25% — Monthly
1,239,727	1,252,887	—	7/5/22	1 month USD-	Edgewell Personal	(12,708)
				LIBOR-BBA minus	Care — Monthly
				0.35% — Monthly
6,460,428	7,262,837	—	7/5/22	1 month USD-	Elanco Animal	(800,052)
				LIBOR-BBA minus	Health, Inc. —
				0.35% — Monthly	Monthly

Multi-Asset Absolute Return Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$1,788,016	$2,277,251	$—	7/5/22	1 month USD-	Energizer Holdings,	$(488,582)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
6,905,613	7,232,906	—	7/5/22	1 month USD-	Everbridge, Inc. —	(324,772)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
4,789,517	5,735,691	—	7/5/22	1 month USD-	First Solar Inc. —	(944,426)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,067,190	5,967,894	—	7/5/22	1 month USD-	FMC Corp — Monthly	(927,428)
				LIBOR-BBA minus
				0.35% — Monthly
3,596,124	4,059,549	—	7/5/22	1 month USD-	Guidewire Software,	(462,113)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,763,836	2,177,953	—	7/5/22	1 month USD-	Hanesbrands, Inc. —	(413,474)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,637,775	4,023,946	—	7/5/22	1 month USD-	ICON PLC — Monthly	(384,843)
				LIBOR-BBA minus
				0.35% — Monthly
8,996,682	10,324,130	—	7/5/22	1 month USD-	Illumina, Inc. —	(1,324,165)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,942,748	2,259,786	—	7/5/22	1 month USD-	Jabil, Inc. — Monthly	(316,328)
				LIBOR-BBA minus
				0.35% — Monthly
12,608,894	13,003,977	—	7/5/22	1 month USD-	Kellogg Co. —	(390,481)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,146,670	2,109,348	—	7/5/22	1 month USD-	LHC Group, Inc. —	38,106
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
696,744	644,873	—	7/5/22	1 month USD-	Moog, Inc. —	52,126
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
25,587,838	29,311,525	—	9/18/20	3 month USD-	MSCI Daily TR NET	(3,690,379)
				LIBOR-BBA —	Emerging Markets
				Quarterly	USD — Quarterly
54,783,644	65,771,393	—	3/19/21	3 month USD-	MSCI Emerging	(10,955,982)
				LIBOR-BBA minus	Markets TR Net
				0.60% — Quarterly	USD — Quarterly
2,893,896	3,015,350	—	7/5/22	1 month USD-	Oshkosh Corp. —	(120,397)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,525,405	3,031,759	—	7/5/22	1 month USD-	PerkinElmer, Inc. —	(507,776)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly

46 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$1,749,019	$1,816,890	$—	7/5/22	1 month USD-	Prestige Brands	$(67,233)
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
1,469,562	1,700,325	—	7/5/22	1 month USD-	Qualys, Inc. —	(230,227)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,025,531	3,320,504	—	7/5/22	1 month USD-	Quanta Sevices,	(298,435)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
6,977,913	8,493,944	—	7/5/22	1 month USD-	Quintiles IMS	(1,513,484)
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
5,114,885	5,501,111	—	7/5/22	1 month USD-	Ralph Lauren	(435,620)
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
6,646,798	9,203,358	—	7/5/22	1 month USD-	Restoration	(2,552,647)
				LIBOR-BBA minus	Hardware Holdings,
				0.65% — Monthly	Inc. — Monthly
889,983	1,085,386	—	11/25/20	3 month USD-	Russell 1000 Total	(194,965)
				LIBOR-BBA minus	Return Index —
				0.75% — Quarterly	Quarterly
224,417,691	209,124,017	—	11/25/20	3 month USD-	Russell 1000 Total	15,997,354
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
2,164,355	2,573,482	—	7/5/22	1 month USD-	Skechers USA, Inc.-	(408,337)
				LIBOR-BBA minus	Cl A — Monthly
				0.35% — Monthly
1,010,966	1,281,112	—	7/5/22	1 month USD-	Sterling BANCORP/	(269,776)
				LIBOR-BBA minus	DE — Monthly
				0.35% — Monthly
774,453	785,080	—	1/12/41	5.00% (1 month	Synthetic MBX	12,139
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
372,022	377,126	—	1/12/41	5.00% (1 month	Synthetic MBX	5,831
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
5,862,938	8,879,811	—	7/5/22	1 month USD-	Tesla, Inc. —	(3,014,734)
				LIBOR-BBA minus	Monthly
				1.30% — Monthly
937,355	1,137,756	—	7/5/22	1 month USD-	Triumph Group,	(200,058)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly

Multi-Asset Absolute Return Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$535,861	$543,214	$—	1/12/41	5.00% (1 month	Synthetic MBX	$8,398
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
286,625	293,821	—	1/12/45	3.50% (1 month	Synthetic TRS	11,796
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
184,258	188,283	—	1/12/43	3.50% (1 month	Synthetic TRS	6,588
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
117,295	119,857	—	1/12/43	3.50% (1 month	Synthetic TRS	4,194
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
46,195	47,204	—	1/12/43	3.50% (1 month	Synthetic TRS	1,652
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,795	8,987	—	1/12/43	3.50% (1 month	Synthetic TRS	314
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
448,859	455,668	—	1/12/45	4.00% (1 month	Synthetic TRS	14,280
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
112,021	113,720	—	1/12/45	4.00% (1 month	Synthetic TRS	3,564
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
71,098	71,498	—	1/12/41	4.00% (1 month	Synthetic TRS	1,448
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,305	7,346	—	1/12/41	4.00% (1 month	Synthetic TRS	149
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
285,704	287,309	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(5,818)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
323,898,462	339,909,972	—	12/15/20	(1 month USD-	A basket	16,729,034
				LIBOR-BBA plus	(GSGLPW2L) of
				0.45%) — Monthly	common stocks —
Monthly *

48 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$322,219,734	$337,689,416	$—	12/15/20	1 month USD-	A basket	$(15,862,890)
				LIBOR-BBA minus	(GSGLPW2S) of
				0.15% — Monthly	common stocks —
					Monthly *
357,768,643	375,893,593	—	12/15/25	(1 month USD-	A basket	18,573,318
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
					Monthly *
334,128,959	353,158,772	—	12/15/25	1 month USD-	A basket	(19,264,830)
				LIBOR-BBA minus	(GSGLPWDS) of
				015% — Monthly	common stocks —
					Monthly *
34,442,479	34,118,426	—	12/15/20	(0.20%) — Monthly	Goldman Sachs	(327,114)
					Cross Asset Trend
					Series 27 Excess
					Return Strategy —
					Monthly †††
8,083,390	8,158,292	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	73,285
					Volatility Carry US
					Enhanced 3x Excess
					Return Strategy —
					Monthly ††
26,367,387	26,556,027	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	183,366
					Volatility Carry US
					Series 85 Excess
					Return Strategy —
					Monthly ††
4,218,422	4,251,577	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	32,592
					Volatility of Volatility
					Carry Excess Return
					Strategy — Monthly †
13,046,436	13,064,142	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	15,967
					Volatility of Volatility
					Carry Series 69
					Excess Return
					Strategy — Monthly †
11,994,240	12,473,584	—	12/14/20	1 month USD-	MSCI Emerging	(472,963)
				LIBOR-BBA plus	Markets TR Net
				0.25% — Monthly	USD — Monthly
9,757,730	9,703,337	—	12/15/25	1 month USD-	Seagate Technology	55,914
				LIBOR-BBA minus	PLC — Monthly
				0.35% — Monthly
353,936	358,793	—	1/12/41	5.00% (1 month	Synthetic MBX	5,547
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly

Multi-Asset Absolute Return Fund 49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$49,025	$49,170	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(263)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
130,706	131,094	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(701)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
273,441	274,253	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,468)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
727,875	730,037	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,906)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
997,086	1,000,047	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,351)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
279,024	283,933	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(8,612)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
240,815	246,076	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(8,610)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
293,071	297,517	—	1/12/45	4.00% (1 month	Synthetic TRS	9,323
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,849	12,921	—	1/12/41	4.00% (1 month	Synthetic TRS	262
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
306,645	307,489	—	1/12/39	6.00% (1 month	Synthetic TRS	4,988
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
222,481	223,094	—	1/12/39	6.00% (1 month	Synthetic TRS	3,618
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
118,841	119,168	—	1/12/39	6.00% (1 month	Synthetic TRS	1,933
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

50 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$646	$648	$—	1/12/39	6.00% (1 month	Synthetic TRS	$11
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
199,428	199,548	—	1/12/38	6.50% (1 month	Synthetic TRS	2,659
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
159,041	159,136	—	1/12/38	6.50% (1 month	Synthetic TRS	2,121
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
145,120	145,207	—	1/12/38	6.50% (1 month	Synthetic TRS	1,935
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
111,957	112,024	—	1/12/38	6.50% (1 month	Synthetic TRS	1,493
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,847	4,850	—	1/12/38	6.50% (1 month	Synthetic TRS	65
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
173,764,199	190,019,108	—	3/11/21	(1 month USD-	A basket	16,215,261
				LIBOR-BBA plus	(JPCMPTFL) of
				0.35%) — Monthly	common stocks —
Monthly*
92,134	92,651	—	1/12/41	4.00% (1 month	Synthetic TRS	1,876
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
82,185	82,647	—	1/12/41	4.00% (1 month	Synthetic TRS	1,673
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,133	20,246	—	1/12/41	4.00% (1 month	Synthetic TRS	410
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
63,122	64,706	—	1/12/45	(3.50%) 1 month	Synthetic TRS	(2,598)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
134,356	136,284	—	1/12/44	4.00% (1 month	Synthetic TRS	3,873
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Multi-Asset Absolute Return Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$134,356	$136,284	$—	1/12/44	(4.00%) 1 month	Synthetic TRS	$(3,873)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
228,690	232,160	—	1/12/45	(4.00%) 1 month	Synthetic TRS	(7,276)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
625,261	634,746	—	1/12/45	(4.00%) 1 month	Synthetic TRS	(19,892)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
UBS AG
162,168,629	169,538,932	—	8/20/20	1 month USD-	MSCI Daily TR Net	(7,345,403)
				LIBOR-BBA minus	Emerging Markets
				0.12% — Monthly	USD — Monthly
Upfront premium received		—		Unrealized appreciation		85,814,427
Upfront premium (paid)		—		Unrealized (depreciation)		(143,955,352)
Total		$—		Total		$(58,140,925)

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

††† Provides synthetic exposure to assets in several asset classes (equity, credit, foreign exchange and interest rates). The Strategy is calculated on an “excess return” basis and does not include any synthetic interest rate return on a notional cash amount.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	7,389	$18,279,768	5.33%
Apple, Inc.	Technology	61,425	18,046,719	5.26%
Alphabet, Inc. Class A	Technology	9,745	13,123,259	3.83%
Microsoft Corp.	Technology	70,058	12,555,169	3.66%
JPMorgan Chase & Co.	Financials	85,487	8,186,210	2.39%
Verizon Communications, Inc.	Communication services	136,357	7,833,684	2.28%
Procter & Gamble Co. (The)	Consumer staples	65,990	7,778,268	2.27%
Adobe, Inc.	Technology	20,620	7,291,946	2.13%
Cisco Systems, Inc.	Technology	166,877	7,072,260	2.06%
Chevron Corp.	Energy	70,412	6,477,941	1.89%
Qualcomm, Inc.	Technology	82,188	6,465,710	1.88%
Coca-Cola Co. (The)	Consumer staples	116,848	5,362,173	1.56%
Johnson & Johnson	Health care	34,620	5,194,446	1.51%
Citigroup, Inc.	Financials	105,285	5,112,655	1.49%

52 Multi-Asset Absolute Return Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Intuit, Inc.	Technology	18,676	$5,038,968	1.47%
Medtronic PLC	Health care	49,491	4,831,827	1.41%
Oracle Corp.	Technology	89,740	4,753,547	1.39%
PepsiCo, Inc.	Consumer staples	33,845	4,477,405	1.31%
Lockheed Martin Corp.	Capital goods	11,362	4,420,680	1.29%
eBay, Inc.	Technology	107,277	4,272,837	1.25%
Amgen, Inc.	Health care	17,632	4,217,814	1.23%
ServiceNow, Inc.	Technology	11,363	3,994,565	1.16%
Merck & Co., Inc.	Health care	49,228	3,905,766	1.14%
Take-Two Interactive Software, Inc.	Technology	31,433	3,804,941	1.11%
Comcast Corp. Class A	Communication services	97,593	3,672,415	1.07%
Northrop Grumman Corp.	Capital goods	10,790	3,567,860	1.04%
Honeywell International, Inc.	Capital goods	24,056	3,413,506	1.00%
Starbucks Corp.	Consumer staples	44,208	3,392,102	0.99%
Abbott Laboratories	Health care	34,962	3,219,664	0.94%
MetLife, Inc.	Financials	88,468	3,191,943	0.93%
Activision Blizzard, Inc.	Technology	47,711	3,040,609	0.89%
Booking Holdings, Inc.	Consumer cyclicals	2,041	3,021,978	0.88%
Otis Worldwide Corp.	Capital goods	54,463	2,772,698	0.81%
American Electric Power Co., Inc.	Utilities and power	30,990	2,575,545	0.75%
Veeva Systems, Inc. Class A	Technology	13,279	2,533,698	0.74%
Edwards Lifesciences Corp.	Health care	11,174	2,430,367	0.71%
Eli Lilly and Co.	Health care	15,630	2,416,948	0.70%
Crown Castle International Corp.	Communication services	15,085	2,404,975	0.70%
DocuSign, Inc.	Technology	22,917	2,400,534	0.70%
AGNC Investment Corp.	Financials	192,703	2,393,370	0.70%
Xilinx, Inc.	Technology	27,112	2,369,547	0.69%
Waste Management, Inc.	Capital goods	23,661	2,366,565	0.69%
Annaly Capital Management, Inc.	Financials	357,237	2,232,732	0.65%
Biogen, Inc.	Health care	7,522	2,232,670	0.65%
Exelon Corp.	Utilities and power	60,042	2,226,354	0.65%
Cummins, Inc.	Capital goods	13,268	2,169,360	0.63%
Autodesk, Inc.	Technology	11,226	2,100,722	0.61%
AT&T, Inc.	Communication services	67,400	2,053,688	0.60%
Equinix, Inc.	Communication services	3,019	2,038,473	0.59%
McKesson Corp.	Health care	14,302	2,020,188	0.59%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	39,313	$11,550,262	3.26%
Microsoft Corp.	Technology	64,254	11,514,893	3.25%
Alphabet, Inc. Class A	Technology	7,476	10,068,454	2.84%
Verizon Communications, Inc.	Communication services	153,268	8,805,255	2.48%
JPMorgan Chase & Co.	Financials	77,768	7,447,085	2.10%

Multi-Asset Absolute Return Fund 53

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Lockheed Martin Corp.	Capital goods	18,640	$7,252,046	2.05%
Medtronic PLC	Health care	72,434	7,071,726	2.00%
Fidelity National Information	Technology	52,267	6,893,552	1.95%
Services, Inc.
Texas Instruments, Inc.	Technology	57,074	6,624,537	1.87%
Mondelez International, Inc. Class A	Consumer staples	127,438	6,555,411	1.85%
Starbucks Corp.	Consumer staples	84,004	6,445,646	1.82%
Amazon.com, Inc.	Consumer cyclicals	2,592	6,412,058	1.81%
Intuit, Inc.	Technology	23,450	6,327,130	1.79%
Honeywell International, Inc.	Capital goods	44,019	6,246,340	1.76%
Johnson & Johnson	Health care	41,274	6,192,820	1.75%
Automatic Data Processing, Inc.	Consumer cyclicals	41,413	6,074,921	1.71%
TJX Cos., Inc. (The)	Consumer cyclicals	116,193	5,699,287	1.61%
Leidos Holdings, Inc.	Technology	53,513	5,287,631	1.49%
Allstate Corp. (The)	Financials	51,595	5,248,233	1.48%
Intercontinental Exchange, Inc.	Financials	56,160	5,023,542	1.42%
Walt Disney Co. (The)	Consumer cyclicals	44,469	4,809,308	1.36%
Kinder Morgan, Inc.	Utilities and power	308,749	4,702,246	1.33%
Waste Management, Inc.	Capital goods	46,810	4,681,937	1.32%
Exelon Corp.	Utilities and power	121,387	4,501,044	1.27%
Cognizant Technology Solutions Corp.	Technology	75,279	4,367,677	1.23%
Class A
Baxter International, Inc.	Health care	49,035	4,353,301	1.23%
U.S. Bancorp	Financials	118,240	4,315,743	1.22%
eBay, Inc.	Technology	107,022	4,262,667	1.20%
Sysco Corp.	Consumer staples	75,168	4,229,721	1.19%
DTE Energy Co.	Utilities and power	40,292	4,179,867	1.18%
Cisco Systems, Inc.	Technology	97,349	4,125,669	1.16%
Pfizer, Inc.	Health care	101,634	3,898,670	1.10%
Hershey Co. (The)	Consumer staples	28,838	3,818,964	1.08%
Annaly Capital Management, Inc.	Financials	584,540	3,653,372	1.03%
Take-Two Interactive Software, Inc.	Technology	30,076	3,640,713	1.03%
Charter Communications, Inc. Class A	Communication services	7,239	3,584,903	1.01%
Merck & Co., Inc.	Health care	44,509	3,531,373	1.00%
Procter & Gamble Co. (The)	Consumer staples	29,620	3,491,360	0.99%
Omnicom Group, Inc.	Consumer cyclicals	60,227	3,434,740	0.97%
Ross Stores, Inc.	Consumer cyclicals	36,388	3,324,395	0.94%
Bristol-Myers Squibb Co.	Health care	54,096	3,289,551	0.93%
Garmin, Ltd.	Technology	40,324	3,272,666	0.92%
Synopsys, Inc.	Technology	20,648	3,244,221	0.92%
Exxon Mobil Corp.	Energy	69,668	3,237,451	0.91%
Amgen, Inc.	Health care	13,297	3,180,815	0.90%
F5 Networks, Inc.	Technology	22,309	3,106,781	0.88%
Hologic, Inc.	Health care	61,924	3,102,389	0.88%
AutoZone, Inc.	Consumer cyclicals	2,993	3,054,216	0.86%
Eli Lilly and Co.	Health care	19,726	3,050,376	0.86%
PepsiCo, Inc.	Consumer staples	22,636	2,994,571	0.85%

54 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2L) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Shin-Etsu Chemical Co., Ltd. (Japan)	Basic materials	28,115	$3,158,961	0.93%
CSL, Ltd. (Australia)	Health care	15,423	3,124,591	0.92%
Roche Holding AG (Switzerland)	Health care	8,804	3,059,772	0.90%
Hoya Corp. (Japan)	Technology	32,097	2,961,330	0.87%
Enel SpA (Italy)	Utilities and power	417,826	2,853,876	0.84%
Shionogi & Co., Ltd. (Japan)	Health care	50,093	2,777,406	0.82%
Partners Group Holding AG	Financials	3,376	2,657,766	0.78%
(Switzerland)
Deutsche Boerse AG (Germany)	Financials	16,623	2,580,903	0.76%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	35,040	2,576,022	0.76%
KDDI Corp. (Japan)	Communication services	87,444	2,542,311	0.75%
Hermes International (France)	Consumer cyclicals	3,423	2,503,601	0.74%
Aurizon Holdings, Ltd. (Australia)	Transportation	815,132	2,502,898	0.74%
Arkema SA (France)	Basic materials	30,048	2,491,379	0.73%
Swedish Match AB (Sweden)	Consumer staples	40,167	2,490,480	0.73%
Allianz SE (Germany)	Financials	13,218	2,444,978	0.72%
Cheung Kong Property Holdings, Ltd.	Financials	379,534	2,398,905	0.71%
(Hong Kong)
Dassault Systemes SA (France)	Technology	16,193	2,368,625	0.70%
Ashtead Group PLC (United Kingdom)	Consumer staples	85,129	2,335,466	0.69%
Goodman Group (Australia)	Financials	270,623	2,329,878	0.69%
3i Group PLC (United Kingdom)	Financials	233,899	2,313,027	0.68%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	138,528	2,311,801	0.68%
GlaxoSmithKline PLC (United	Health care	108,961	2,282,847	0.67%
Kingdom)
Hitachi, Ltd. (Japan)	Capital goods	74,506	2,258,143	0.66%
Rio Tinto PLC (United Kingdom)	Basic materials	48,479	2,253,023	0.66%
Koninklijke Ahold Delhaize NV	Consumer staples	91,451	2,219,697	0.65%
(Netherlands)
Unilever PLC (United Kingdom)	Consumer staples	42,261	2,186,610	0.64%
Legrand SA (France)	Capital goods	32,292	2,175,920	0.64%
Samsung Electronics Co., Ltd. (South	Technology	52,549	2,156,387	0.63%
Korea)
Telstra Corp., Ltd. (Australia)	Communication services	1,073,371	2,143,345	0.63%
Otsuka Corp. (Japan)	Technology	47,245	2,140,569	0.63%
Sony Corp. (Japan)	Consumer cyclicals	32,941	2,135,356	0.63%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	41,495	2,107,464	0.62%
Coca-Cola HBC AG (Switzerland)	Consumer staples	82,124	2,087,278	0.61%
Kering SA (France)	Consumer cyclicals	4,125	2,079,462	0.61%
Novo Nordisk A/S Class B (Denmark)	Health care	32,550	2,075,663	0.61%
Carlsberg A/S Class B (Denmark)	Consumer staples	16,397	2,067,157	0.61%
Deutsche Telekom AG (Germany)	Communication services	141,308	2,062,375	0.61%
Porsche Automobil Holding SE	Consumer cyclicals	39,779	2,005,531	0.59%
(Preference) (Germany)
Swiss Life Holding AG (Switzerland)	Financials	5,642	1,998,787	0.59%
Obayashi Corp. (Japan)	Capital goods	223,910	1,993,383	0.59%

Multi-Asset Absolute Return Fund 55

A BASKET (GSGLPW2L) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Sandvik AB (Sweden)	Capital goods	126,966	$1,966,786	0.58%
NEC Corp. (Japan)	Technology	50,315	1,959,695	0.58%
Sartorius Stedim Biotech (France)	Health care	8,135	1,951,423	0.57%
Legal & General Group PLC (United	Financials	736,461	1,900,601	0.56%
Kingdom)
Berkeley Group Holdings PLC (The)	Consumer cyclicals	36,012	1,900,082	0.56%
(United Kingdom)
SK Hynix, Inc. (South Korea)	Technology	27,405	1,882,581	0.55%
Baloise Holding AG (Switzerland)	Financials	12,574	1,882,514	0.55%
Persimmon PLC (United Kingdom)	Financials	67,062	1,865,174	0.55%
Shinhan Financial Group Co., Ltd.	Financials	74,301	1,862,936	0.55%
(South Korea)
Nippon Telegraph & Telephone Corp.	Communication services	81,219	1,855,509	0.55%
(Japan)

A BASKET (GSGLPW2S) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Galenica AG (Switzerland)	Health care	19,142	$2,876,788	0.85%
Takeda Pharmaceutical Co., Ltd.	Health care	76,815	2,789,300	0.83%
(Japan)
Deutsche Bank AG (Germany)	Financials	374,290	2,778,711	0.82%
Ferrovial SA (Spain)	Basic materials	110,068	2,748,719	0.81%
Worldline SA (France)	Consumer cyclicals	39,690	2,694,449	0.80%
Japan Tobacco, Inc. (Japan)	Consumer staples	135,562	2,553,783	0.76%
LG Chemical, Ltd. (South Korea)	Basic materials	8,231	2,543,463	0.75%
EssilorLuxottica SA (France)	Health care	20,596	2,541,291	0.75%
Yaskawa Electric Corp. (Japan)	Technology	75,743	2,525,122	0.75%
St. James’s Place PLC (United	Financials	230,322	2,473,455	0.73%
Kingdom)
MS&AD Insurance Group Holdings	Financials	84,128	2,456,131	0.73%
(Japan)
Canon, Inc. (Japan)	Capital goods	114,273	2,441,256	0.72%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	117,493	2,385,889	0.71%
Air Liquide SA (France)	Basic materials	18,584	2,363,277	0.70%
Chunghwa Telecom Co., Ltd. (Taiwan)	Communication services	633,096	2,331,278	0.69%
Samsung Biologics Co., Ltd. (South	Health care	4,817	2,296,762	0.68%
Korea)
Chugai Pharmaceutical Co., Ltd.	Health care	19,059	2,283,138	0.68%
(Japan)
Yamato Holdings Co., Ltd. (Japan)	Transportation	128,596	2,270,435	0.67%
Check Point Software Technologies,	Technology	21,084	2,229,418	0.66%
Ltd. (Israel)
Bunzl PLC (United Kingdom)	Consumer staples	101,308	2,207,484	0.65%
British Land Co., PLC (The) (United	Financials	428,419	2,186,401	0.65%
Kingdom)

56 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Odakyu Electric Railway Co., Ltd.	Transportation	97,991	$2,174,525	0.64%
(Japan)
Hong Kong & China Gas Co., Ltd.	Utilities and power	1,179,967	2,109,597	0.62%
(Hong Kong)
Samsung SDI Co., Ltd. (South Korea)	Communication services	8,840	2,075,080	0.61%
Commonwealth Bank of Australia	Financials	50,374	2,067,507	0.61%
(Australia)
Accor SA (France)	Consumer cyclicals	73,945	2,050,704	0.61%
FANUC Corp. (Japan)	Technology	12,246	2,041,868	0.60%
Koninklijke Vopak NV (Netherlands)	Energy	35,363	2,038,113	0.60%
Daimler AG (Registered Shares)	Consumer cyclicals	57,324	1,979,993	0.59%
(Germany)
Nidec Corp. (Japan)	Technology	33,630	1,976,890	0.59%
Novozymes A/S Class B (Denmark)	Basic materials	40,084	1,963,379	0.58%
LafargeHolcim, Ltd. (Switzerland)	Basic materials	45,942	1,905,944	0.56%
Compagnie Financiere Richemont SA	Consumer cyclicals	33,435	1,899,114	0.56%
(Switzerland)
National Australia Bank, Ltd.	Financials	170,111	1,888,859	0.56%
(Australia)
AstraZeneca PLC (United Kingdom)	Health care	17,833	1,871,918	0.55%
Barclays PLC (United Kingdom)	Financials	1,400,271	1,870,439	0.55%
Swiss Prime Site AG (Switzerland)	Financials	19,609	1,863,118	0.55%
AIA Group, Ltd. (Hong Kong)	Financials	199,648	1,852,942	0.55%
Weir Group PLC (The) (United	Capital goods	153,103	1,843,488	0.55%
Kingdom)
Transurban Group (Units) (Australia)	Transportation	202,138	1,826,290	0.54%
Trend Micro, Inc. (Japan) (Japan)	Technology	35,608	1,821,460	0.54%
Julius Baer Group, Ltd. (Switzerland)	Financials	46,186	1,810,781	0.54%
Pernod Ricard SA (France)	Consumer staples	11,790	1,796,299	0.53%
Power Assets Holdings, Ltd. (Hong	Utilities and power	266,072	1,779,570	0.53%
Kong)
Siemens AG (Germany)	Conglomerates	19,101	1,771,572	0.52%
Givaudan SA (Switzerland)	Basic materials	527	1,765,536	0.52%
Danone SA (France)	Consumer staples	25,189	1,745,331	0.52%
Westpac Banking Corp. (Australia)	Financials	162,392	1,730,853	0.51%
National Grid PLC (United Kingdom)	Utilities and power	145,869	1,718,113	0.51%
Delivery Hero Holding GmbH	Consumer staples	20,159	1,700,186	0.50%
(Germany)

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Citrix Systems, Inc.	Technology	18,642	$2,703,291	0.72%
NortonLifeLock, Inc.	Technology	105,182	2,237,211	0.60%
eBay, Inc.	Technology	55,301	2,202,643	0.59%
Fortescue Metals Group, Ltd.	Basic materials	281,156	2,191,255	0.58%
(Australia)

Multi-Asset Absolute Return Fund 57

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Givaudan SA (Switzerland)	Basic materials	620	$2,077,767	0.55%
Qorvo, Inc.	Technology	21,069	2,065,406	0.55%
Cummins, Inc.	Capital goods	12,602	2,060,383	0.55%
Expeditors International of	Transportation	28,047	2,008,275	0.53%
Washington, Inc.
Roche Holding AG (Switzerland)	Health care	5,702	1,981,652	0.53%
Koninklijke Ahold Delhaize NV	Consumer staples	81,346	1,975,412	0.53%
(Netherlands)
Merck & Co., Inc.	Health care	24,185	1,918,812	0.51%
Procter & Gamble Co. (The)	Consumer staples	16,166	1,905,478	0.51%
Roper Technologies, Inc.	Technology	5,549	1,892,545	0.50%
SS&C Technologies Holdings, Inc.	Technology	34,177	1,885,201	0.50%
Best Buy Co., Inc.	Consumer cyclicals	24,548	1,883,553	0.50%
Xcel Energy, Inc.	Utilities and power	29,313	1,863,149	0.50%
Carlsberg A/S Class B (Denmark)	Consumer staples	14,730	1,857,309	0.49%
Sandvik AB (Sweden)	Capital goods	119,437	1,852,327	0.49%
Swisscom AG (Switzerland)	Communication services	3,557	1,849,302	0.49%
AMETEK, Inc.	Conglomerates	22,021	1,846,880	0.49%
Leidos Holdings, Inc.	Technology	18,457	1,823,760	0.49%
WEC Energy Group, Inc.	Utilities and power	20,131	1,822,861	0.48%
Medtronic PLC	Health care	18,615	1,817,358	0.48%
State Street Corp.	Financials	28,695	1,808,952	0.48%
Air Liquide SA (France)	Basic materials	14,213	1,808,315	0.48%
Fujitsu, Ltd. (Japan)	Technology	18,216	1,788,276	0.48%
Red Electrica Corporacion SA (Spain)	Utilities and power	100,896	1,775,143	0.47%
KDDI Corp. (Japan)	Communication services	61,256	1,774,634	0.47%
McKesson Corp.	Health care	12,550	1,772,660	0.47%
Automatic Data Processing, Inc.	Consumer cyclicals	12,069	1,770,346	0.47%
Comcast Corp. Class A	Communication services	46,790	1,760,725	0.47%
Cadence Design Systems, Inc.	Technology	21,674	1,758,430	0.47%
Nomura Holdings, Inc. (Japan)	Financials	418,982	1,756,119	0.47%
Steel Dynamics, Inc.	Basic materials	71,911	1,745,284	0.46%
Huntington Ingalls Industries, Inc.	Capital goods	9,111	1,743,856	0.46%
Partners Group Holding AG	Financials	2,192	1,725,142	0.46%
(Switzerland)
ITOCHU Corp. (Japan)	Consumer staples	86,543	1,713,673	0.46%
Dover Corp.	Capital goods	18,235	1,707,708	0.45%
Hershey Co. (The)	Consumer staples	12,878	1,705,430	0.45%
Mitsui & Co., Ltd. (Japan)	Conglomerates	119,395	1,684,430	0.45%
L’Oreal SA (France)	Consumer staples	5,786	1,682,239	0.45%
Endesa SA (Spain)	Utilities and power	75,805	1,682,184	0.45%
Evergy, Inc.	Utilities and power	28,439	1,661,719	0.44%
Mizuho Financial Group, Inc. (Japan)	Financials	1,416,443	1,660,425	0.44%
Dentsply Sirona, Inc.	Health care	39,066	1,657,944	0.44%
Paychex, Inc.	Technology	24,139	1,653,979	0.44%
Atmos Energy Corp.	Utilities and power	16,144	1,646,180	0.44%

58 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Muenchener Rueckversicherungs-	Financials	7,424	$1,633,555	0.43%
Gesellschaft AG in Muenchen
(Germany)
Mitsubishi UFJ Financial Group, Inc.	Financials	401,132	1,623,367	0.43%
(Japan)
Legrand SA (France)	Capital goods	24,016	1,619,109	0.43%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Cognex Corp.	Technology	40,726	$2,249,696	0.64%
Agnico-Eagle Mines, Ltd. (Canada)	Basic materials	36,274	2,119,422	0.60%
Equinix, Inc.	Communication services	2,992	2,019,882	0.57%
Roku, Inc.	Technology	16,522	2,002,947	0.57%
IPG Photonics Corp.	Technology	15,261	1,973,676	0.56%
Delivery Hero Holding GmbH	Consumer staples	23,064	1,946,174	0.55%
(Germany)
United Parcel Service, Inc. Class B	Transportation	20,516	1,941,999	0.55%
SBA Communications Corp.	Communication services	6,632	1,922,867	0.54%
Autodesk, Inc.	Technology	10,271	1,921,923	0.54%
Tyler Technologies, Inc.	Technology	5,968	1,913,732	0.54%
Twilio, Inc. Class A	Technology	17,040	1,913,573	0.54%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	93,682	1,895,645	0.54%
Abbott Laboratories	Health care	20,543	1,891,815	0.54%
Crown Castle International Corp.	Communication services	11,756	1,874,277	0.53%
American Tower Corp.	Communication services	7,836	1,864,948	0.53%
Prologis, Inc.	Financials	20,828	1,858,447	0.53%
Progressive Corp. (The)	Financials	23,997	1,854,974	0.53%
Alexandria Real Estate Equities, Inc.	Financials	11,735	1,843,409	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	192,738	1,788,781	0.51%
AstraZeneca PLC (United Kingdom)	Health care	16,998	1,781,630	0.50%
T-Mobile US, Inc.	Communication services	20,229	1,776,069	0.50%
Monotaro Co., Ltd. (Japan)	Consumer staples	54,336	1,756,923	0.50%
Fidelity National Information	Technology	13,171	1,737,079	0.49%
Services, Inc.
GoDaddy, Inc. Class A	Technology	24,861	1,726,093	0.49%
Equifax, Inc.	Consumer cyclicals	12,335	1,713,394	0.49%
Fortis, Inc. (Canada)	Utilities and power	44,013	1,705,562	0.48%
IBM Corp.	Technology	13,542	1,700,385	0.48%
Becton Dickinson and Co.	Health care	6,707	1,693,691	0.48%
PayPal Holdings, Inc.	Consumer cyclicals	13,662	1,680,477	0.48%
NiSource, Inc.	Utilities and power	66,881	1,679,390	0.48%
FedEx Corp.	Transportation	13,194	1,672,574	0.47%
BioMarin Pharmaceutical, Inc.	Health care	18,114	1,666,821	0.47%
Svenska Handelsbanken AB (Sweden)	Financials	179,882	1,665,006	0.47%
Aptiv PLC	Capital goods	23,916	1,663,361	0.47%

Multi-Asset Absolute Return Fund 59

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Canon, Inc. (Japan)	Capital goods	77,406	$1,647,803	0.47%
CME Group, Inc.	Financials	9,218	1,642,688	0.47%
Square, Inc. Class A	Consumer cyclicals	25,148	1,638,152	0.46%
Xylem, Inc.	Capital goods	22,722	1,633,725	0.46%
Microchip Technology, Inc.	Technology	18,616	1,633,192	0.46%
Waste Connections, Inc.	Capital goods	18,932	1,626,477	0.46%
Nidec Corp. (Japan)	Technology	27,745	1,625,161	0.46%
Elanco Animal Health, Inc.	Health care	65,734	1,624,296	0.46%
FirstEnergy Corp.	Utilities and power	39,121	1,614,536	0.46%
Walmart, Inc.	Consumer cyclicals	13,253	1,610,954	0.46%
Amazon.com, Inc.	Consumer cyclicals	649	1,605,622	0.45%
ABB, Ltd. (Switzerland)	Capital goods	84,520	1,604,598	0.45%
Seattle Genetics, Inc.	Health care	11,691	1,604,395	0.45%
Alliant Energy Corp.	Utilities and power	32,980	1,601,193	0.45%
Lonza Group AG (Switzerland)	Health care	3,659	1,597,629	0.45%
Cboe Global Markets, Inc.	Financials	15,857	1,575,870	0.45%

A BASKET (JPCMPTFL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
lululemon athletica, Inc. (Canada)	Consumer cyclicals	14,141	$3,160,338	1.66%
Mettler-Toledo International, Inc.	Health care	4,172	3,003,259	1.58%
Charles River Laboratories	Health care	20,530	2,970,079	1.56%
International, Inc.
Waters Corp.	Health care	15,297	2,860,589	1.51%
Caesars Entertainment Corp.	Consumer cyclicals	290,324	2,804,531	1.48%
Agilent Technologies, Inc.	Technology	35,941	2,755,271	1.45%
Thermo Fisher Scientific, Inc.	Health care	7,085	2,371,201	1.25%
United Rentals, Inc.	Consumer cyclicals	17,697	2,274,044	1.20%
Bio-Rad Laboratories, Inc. Class A	Health care	5,106	2,247,187	1.18%
Zoetis, Inc.	Health care	17,210	2,225,448	1.17%
Coupa Software, Inc.	Technology	12,569	2,213,258	1.16%
Bristol-Myers Squibb Co.	Health care	35,279	2,145,308	1.13%
Teradyne, Inc.	Technology	34,058	2,129,983	1.12%
Lam Research Corp.	Technology	7,734	1,974,323	1.04%
AECOM	Capital goods	51,686	1,874,126	0.99%
PRA Health Sciences, Inc.	Health care	19,220	1,854,714	0.98%
Microchip Technology, Inc.	Technology	20,458	1,794,782	0.94%
NVIDIA Corp.	Technology	5,912	1,727,914	0.91%
Allergan PLC	Health care	9,132	1,710,705	0.90%
Apple, Inc.	Technology	5,804	1,705,284	0.90%
Horizon Therapeutics PLC	Health care	45,702	1,647,082	0.87%
Paycom Software, Inc.	Technology	6,250	1,631,366	0.86%
TransDigm Group, Inc.	Capital goods	4,401	1,597,795	0.84%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	5,451	1,594,923	0.84%
Bio-Techne Corp.	Health care	7,020	1,579,587	0.83%

60 Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Ford Motor Co.	Consumer cyclicals	300,604	$1,530,072	0.81%
Harley-Davidson, Inc.	Consumer cyclicals	69,000	1,506,268	0.79%
Skyworks Solutions, Inc.	Technology	14,418	1,497,770	0.79%
Thor Industries, Inc.	Consumer cyclicals	22,341	1,478,965	0.78%
Hershey Co. (The)	Consumer staples	10,774	1,426,825	0.75%
Micron Technology, Inc.	Technology	29,267	1,401,618	0.74%
Clorox Co. (The)	Consumer cyclicals	7,362	1,372,663	0.72%
Chipotle Mexican Grill, Inc.	Consumer staples	1,531	1,345,445	0.71%
Zynga, Inc. Class A	Technology	177,837	1,340,891	0.71%
Estee Lauder Cos., Inc. (The) Class A	Consumer staples	7,595	1,339,800	0.71%
RingCentral, Inc. Class A	Technology	5,841	1,334,863	0.70%
Qorvo, Inc.	Technology	13,587	1,331,934	0.70%
Jazz Pharmaceuticals PLC	Health care	11,813	1,302,353	0.69%
Avantor, Inc.	Health care	77,296	1,299,350	0.68%
ServiceNow, Inc.	Technology	3,502	1,231,076	0.65%
Post Holdings, Inc.	Consumer staples	13,254	1,217,377	0.64%
Copart, Inc.	Consumer staples	15,158	1,214,280	0.64%
Under Armour, Inc. Class C	Consumer cyclicals	130,851	1,212,990	0.64%
Eli Lilly and Co.	Health care	7,677	1,187,245	0.62%
Neurocrine Biosciences, Inc.	Health care	12,041	1,181,691	0.62%
Alteryx, Inc. Class A	Technology	10,060	1,138,590	0.60%
Lamb Weston Holdings, Inc.	Consumer staples	18,474	1,133,565	0.60%
Burlington Stores, Inc.	Consumer cyclicals	6,187	1,130,313	0.59%
QIAGEN NV (Netherlands)	Health care	26,885	1,120,816	0.59%
Wayfair, Inc. Class A	Consumer staples	9,012	1,117,836	0.59%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$4,580	$67,000	$21,809	5/11/63	300 bp —	$(17,195)
Index						Monthly
CMBX NA BBB–.6	BB+/P	6,498	114,000	37,107	5/11/63	300 bp —	(30,552)
Index						Monthly
CMBX NA BBB–.6	BB+/P	15,001	243,000	79,097	5/11/63	300 bp —	(63,974)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BB+/P	26,163	236,000	76,818	5/11/63	300 bp —	(50,537)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	8,583	1,527,000	373,657	1/17/47	300 bp —	(364,310)
Index						Monthly

Multi-Asset Absolute Return Fund 61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	$237,268	$1,654,000	$853,299	5/11/63	500 bp —	$(614,652)
Index						Monthly
CMBX NA BB.7	BB–/P	32,151	630,000	307,629	1/17/47	500 bp —	(274,953)
Index						Monthly
CMBX NA BBB–.6	BB+/P	886,347	13,919,000	4,530,635	5/11/63	300 bp —	(3,637,328)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BB+/P	3,581,285	38,114,000	12,406,107	5/11/63	300 bp —	(8,805,763)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	41,182	521,000	127,489	1/17/47	300 bp —	(86,046)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	551,479	7,461,000	1,825,707	1/17/47	300 bp —	(1,270,497)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BB+/P	12,819	162,000	52,731	5/11/63	300 bp —	(39,831)
Index						Monthly
CMBX NA BBB–.6	BB+/P	14,345	170,000	55,335	5/11/63	300 bp —	(40,905)
Index						Monthly
CMBX NA BBB–.6	BB+/P	15,423	178,000	57,939	5/11/63	300 bp —	(42,427)
Index						Monthly
CMBX NA BBB–.6	BB+/P	21,266	252,000	82,026	5/11/63	300 bp —	(60,634)
Index						Monthly
CMBX NA BBB–.6	BB+/P	32,134	292,000	95,046	5/11/63	300 bp —	(62,766)
Index						Monthly
CMBX NA BBB–.6	BB+/P	22,005	323,000	105,137	5/11/63	300 bp —	(82,970)
Index						Monthly
CMBX NA BBB–.6	BB+/P	43,866	508,000	165,354	5/11/63	300 bp —	(121,234)
Index						Monthly
CMBX NA BBB–.6	BB+/P	72,333	521,000	169,586	5/11/63	300 bp —	(96,992)
Index						Monthly
CMBX NA BBB–.6	BB+/P	54,650	727,000	236,639	5/11/63	300 bp —	(181,626)
Index						Monthly
CMBX NA BBB–.6	BB+/P	43,204	871,000	283,511	5/11/63	300 bp —	(239,871)
Index						Monthly
CMBX NA BBB–.6	BB+/P	113,818	1,020,000	332,010	5/11/63	300 bp —	(217,682)
Index						Monthly
CMBX NA BBB–.6	BB+/P	113,818	1,020,000	332,010	5/11/63	300 bp —	(217,682)
Index						Monthly
CMBX NA BBB–.6	BB+/P	90,667	1,094,000	356,097	5/11/63	300 bp —	(264,883)
Index						Monthly
CMBX NA BBB–.6	BB+/P	123,458	1,108,000	360,654	5/11/63	300 bp —	(236,642)
Index						Monthly
CMBX NA BBB–.6	BB+/P	67,079	1,286,000	418,593	5/11/63	300 bp —	(350,871)
Index						Monthly
CMBX NA BBB–.6	BB+/P	217,829	2,012,000	654,906	5/11/63	300 bp —	(436,071)
Index						Monthly

62 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB+/P	$440,741	$3,998,000	$1,301,349	5/11/63	300 bp —	$(858,609)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	171,603	2,462,000	602,451	1/17/47	300 bp —	(429,617)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	587,623	7,950,000	1,945,365	1/17/47	300 bp —	(1,353,767)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BBB–.6	BB+/P	16,227,132	50,757,000	16,521,404	5/11/63	300 bp —	(268,893)
Index						Monthly
Merrill Lynch International
CMBX NA BB.7	BB–/P	23,979	210,000	102,543	1/17/47	500 bp —	(78,389)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,339,271	14,999,000	4,882,175	5/11/63	300 bp —	(3,535,404)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BB+/P	320,980	4,845,000	1,577,048	5/11/63	300 bp —	(1,253,645)
Index						Monthly
Upfront premium received		25,560,580		Unrealized appreciation			—
Upfront premium (paid)		—		Unrealized (depreciation)			(25,687,218)
Total		$25,560,580		Total			$(25,687,218)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$3,715	$433,000	$61,270	5/11/63	(200 bp) —	$64,840
					Monthly
CMBX NA BB.10 Index	(25,000)	228,000	119,928	11/17/59	(500 bp) —	94,738
					Monthly
CMBX NA BB.10 Index	(21,916)	210,000	110,460	11/17/59	(500 bp) —	88,369
					Monthly
CMBX NA BB.11 Index	(81,623)	630,000	329,301	11/18/54	(500 bp) —	247,153
					Monthly
CMBX NA BB.11 Index	(18,193)	193,000	100,881	11/18/54	(500 bp) —	82,528
					Monthly
CMBX NA BB.9 Index	(255,056)	2,471,000	1,316,796	9/17/58	(500 bp) —	1,059,681
					Monthly

Multi-Asset Absolute Return Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(51,729)	$435,000	$228,810	11/17/59	(500 bp) —	$176,718
					Monthly
CMBX NA BB.10 Index	(55,104)	413,000	217,238	11/17/59	(500 bp) —	161,790
					Monthly
CMBX NA BB.7 Index	(29,194)	1,654,000	853,299	5/11/63	(500 bp) —	822,726
					Monthly
CMBX NA BB.9 Index	(112,076)	1,118,000	595,782	9/17/58	(500 bp) —	482,774
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(30,568)	202,000	98,637	1/17/47	(500 bp) —	67,900
					Monthly
CMBX NA BB.7 Index	(296,107)	1,622,000	792,023	1/17/47	(500 bp) —	494,564
					Monthly
CMBX NA BB.7 Index	(43,113)	255,000	124,517	1/17/47	(500 bp) —	81,191
					Monthly
CMBX NA BB.7 Index	(19,899)	98,000	47,853	1/17/47	(500 bp) —	27,873
					Monthly
CMBX NA BB.9 Index	(21,896)	184,000	98,054	9/17/58	(500 bp) —	76,004
					Monthly
CMBX NA BB.9 Index	(22,144)	184,000	98,054	9/17/58	(500 bp) —	75,756
					Monthly
JPMorgan Securities LLC
CMBX NA BB.17 Index	(1,579,628)	3,226,000	1,575,256	1/17/47	(500 bp) —	(7,060)
					Monthly
CMBX NA BBB–.7 Index	(2,665,497)	11,354,000	2,778,324	1/17/47	(300 bp) —	107,150
					Monthly
Merrill Lynch International
CMBX NA A.6 Index	8,647	520,000	73,580	5/11/63	(200 bp) —	82,053
					Monthly
CMBX NA BB.10 Index	(23,898)	420,000	220,920	11/17/59	(500 bp) —	196,672
					Monthly
CMBX NA BB.11 Index	(273,312)	553,000	289,053	11/18/54	(500 bp) —	15,280
					Monthly
CMBX NA BB.9 Index	(29,958)	769,000	409,800	9/17/58	(500 bp) —	379,201
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(315,451)	3,096,000	757,591	1/17/47	(300 bp) —	440,592
					Monthly
CMBX NA BB.10 Index	(22,024)	210,000	110,460	11/17/59	(500 bp) —	88,261
					Monthly
CMBX NA BB.7 Index	(67,176)	359,000	175,300	1/17/47	(500 bp) —	107,824
					Monthly

64 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(44,620)	$368,000	$196,107	9/17/58	(500 bp) —	$151,181
					Monthly
CMBX NA BB.9 Index	(22,310)	184,000	98,054	9/17/58	(500 bp) —	75,590
					Monthly
Upfront premium received	12,362		Unrealized appreciation			5,748,409
Upfront premium (paid)	(6,127,492)		Unrealized (depreciation)			(7,060)
Total	$(6,115,130)		Total			$5,741,349

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 4/30/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 34	B+/P	$2,864,414	$45,270,000	$2,358,160	6/20/25	500 bp —	$525,117
Index						Quarterly
Total		$2,864,414					$525,117

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 4/30/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
EM Series 33	$(7,907,140)	$65,119,000	$6,982,189	6/20/25	(100 bp) —	$(930,377)
Index					Quarterly
NA HY Series 34	(3,367,616)	82,815,000	4,313,916	6/20/25	(500 bp) —	555,229
Index					Quarterly
Total	$(11,274,756)					$(375,148)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Multi-Asset Absolute Return Fund 65

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$7,518,360	$12,080,733	$—
Capital goods	—	7,570,713	—
Communication services	6,583,037	4,336,607	—
Consumer cyclicals	7,790,301	15,457,940	—
Consumer staples	6,832,562	13,167,284	—
Energy	7,775,817	4,164,008	—
Financials	18,862,917	25,635,175	—
Health care	1,512,651	5,056,736	—
Technology	28,925,936	52,110,310	—
Transportation	409,237	1,720,533	—
Utilities and power	8,183,022	4,163,539	11
Total common stocks	94,393,840	145,463,578	11

Asset-backed securities	—	8,231,365	—
Commodity linked notes	—	66,747,174	—
Convertible bonds and notes	—	14,534	—
Corporate bonds and notes	—	27,703,637	—
Foreign government and agency bonds and notes	—	8,310,151	—
Investment companies	90,411,719	—	—
Mortgage-backed securities	—	87,039,500	—
Purchased options outstanding	—	11,146,064	—
Senior loans	—	16,419,917	—
U.S. government and agency mortgage obligations	—	437,681,187	—
Warrants	—	32,143,484	70,872
Short-term investments	219,933,724	251,434,445	—
Totals by level	$404,739,283	$1,092,335,036	$70,883

66 Multi-Asset Absolute Return Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,179,434)	$—
Futures contracts	(12,507,366)	—	—
Written options outstanding	—	(244,278)	—
Forward premium swap option contracts	—	231,050	—
TBA sale commitments	—	(182,711,249)	—
Interest rate swap contracts	—	(200,605)	—
Total return swap contracts	—	(58,140,925)	—
Credit default contracts	—	(30,831,008)	—
Totals by level	$(12,507,366)	$(274,076,449)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 67

Statement of assets and liabilities 4/30/20 (Unaudited)

ASSETS
Investment in securities, at value, including $50,314,272 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,253,610,764)	$1,247,752,503
Affiliated issuers (identified cost $249,392,699) (Notes 1 and 5)	249,392,699
Cash	17,305,537
Foreign currency (cost $185,653) (Note 1)	205,359
Dividends, interest and other receivables	3,736,514
Foreign tax reclaim	359,567
Receivable for shares of the fund sold	6,392,121
Receivable for investments sold	22,107,270
Receivable for sales of TBA securities (Note 1)	111,043,065
Receivable for variation margin on futures contracts (Note 1)	2,605,786
Receivable for variation margin on centrally cleared swap contracts (Note 1)	396,015
Unrealized appreciation on forward premium swap option contracts (Note 1)	398,557
Unrealized appreciation on forward currency contracts (Note 1)	4,318,019
Unrealized appreciation on OTC swap contracts (Note 1)	91,562,836
Premium paid on OTC swap contracts (Note 1)	6,127,492
Prepaid assets	57,289
Total assets	1,763,760,629

LIABILITIES
Payable for investments purchased	10,528,767
Payable for purchases of TBA securities (Note 1)	359,510,173
Payable for shares of the fund repurchased	1,158,886
Payable for compensation of Manager (Note 2)	203,498
Payable for custodian fees (Note 2)	321,005
Payable for investor servicing fees (Note 2)	183,483
Payable for Trustee compensation and expenses (Note 2)	237,304
Payable for administrative services (Note 2)	1,976
Payable for distribution fees (Note 2)	145,857
Payable for variation margin on futures contracts (Note 1)	57,497
Payable for variation margin on centrally cleared swap contracts (Note 1)	247,211
Unrealized depreciation on OTC swap contracts (Note 1)	169,649,630
Premium received on OTC swap contracts (Note 1)	25,572,942
Unrealized depreciation on forward currency contracts (Note 1)	6,497,453
Unrealized depreciation on forward premium swap option contracts (Note 1)	167,507
Written options outstanding, at value (premiums $681,894) (Note 1)	244,278
TBA sale commitments, at value (proceeds receivable $182,914,258) (Note 1)	182,711,249
Collateral on securities loaned, at value (Note 1)	52,374,975
Collateral on certain derivative contracts, at value (Notes 1 and 9)	22,916,000
Other accrued expenses	179,063
Total liabilities	832,908,754

Net assets	$930,851,875

(Continued on next page)

68 Multi-Asset Absolute Return Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,047,581,263
Total distributable earnings (Note 1)	(116,729,388)
Total — Representing net assets applicable to capital shares outstanding	$930,851,875

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($247,981,396 divided by 23,519,005 shares)	$10.54
Offering price per class A share (100/94.25 of $10.54)*	$11.18
Net asset value and offering price per class B share ($11,780,114 divided by 1,156,491 shares)**	$10.19
Net asset value and offering price per class C share ($100,200,620 divided by 9,871,974 shares)**	$10.15
Net asset value, offering price and redemption price per class P share
($255,759,287 divided by 24,052,442 shares)	$10.63
Net asset value, offering price and redemption price per class R share
($3,408,813 divided by 329,199 shares)	$10.35
Net asset value, offering price and redemption price per class R6 share
($11,793,846 divided by 1,105,904 shares)	$10.66
Net asset value, offering price and redemption price per class Y share
($299,927,799 divided by 28,268,473 shares)	$10.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 69

Statement of operations Six months ended 4/30/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $1,856,474 from investments in affiliated issuers) (Note 5)	$9,097,507
Dividends (net of foreign tax of $386,863)	4,389,216
Securities lending (net of expenses) (Notes 1 and 5)	58,434
Total investment income	13,545,157

EXPENSES
Compensation of Manager (Note 2)	2,113,782
Investor servicing fees (Note 2)	611,648
Custodian fees (Note 2)	194,581
Trustee compensation and expenses (Note 2)	21,243
Distribution fees (Note 2)	1,012,898
Administrative services (Note 2)	17,313
Other	234,840
Fees waived and reimbursed by Manager (Note 2)	(197,545)
Total expenses	4,008,760
Expense reduction (Note 2)	(1,823)
Net expenses	4,006,937

Net investment income	9,538,220

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,890,875)
Foreign currency transactions (Note 1)	18,630
Forward currency contracts (Note 1)	1,034,176
Futures contracts (Note 1)	(9,802,217)
Swap contracts (Note 1)	22,587,930
Written options (Note 1)	(2,016,302)
Total net realized gain	8,931,342
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(30,960,072)
Assets and liabilities in foreign currencies	(179,778)
Forward currency contracts	(1,476,681)
Futures contracts	(4,172,420)
Swap contracts	(67,321,130)
Written options	302,293
Total change in net unrealized depreciation	(103,807,788)

Net loss on investments	(94,876,446)

Net decrease in net assets resulting from operations	$(85,338,226)

The accompanying notes are an integral part of these financial statements.

70 Multi-Asset Absolute Return Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/20*	Year ended 10/31/19
Operations
Net investment income	$9,538,220	$29,882,588
Net realized gain on investments
and foreign currency transactions	8,931,342	59,300,920
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(103,807,788)	(43,822,898)
Net increase (decrease) in net assets resulting
from operations	(85,338,226)	45,360,610
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(10,749,169)
Class B	—	(626,705)
Class C	—	(4,931,612)
Class M	—	(237,977)
Class P	—	(8,181,491)
Class R	—	(132,773)
Class R6	—	(486,975)
Class Y	—	(19,812,783)
From return of capital
Class A	—	(111,271)
Class B	—	(6,487)
Class C	—	(51,050)
Class M	—	(2,464)
Class P	—	(84,692)
Class R	—	(1,374)
Class R6	—	(5,041)
Class Y	—	(205,095)
Decrease from capital share transactions (Note 4)	(117,068,378)	(379,275,362)
Total decrease in net assets	(202,406,604)	(379,541,711)

NET ASSETS
Beginning of period	1,133,258,479	1,512,800,190
End of period	$930,851,875	$1,133,258,479

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 71

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
April 30, 2020**	$11.47	.09	(1.02)	(.93)	—	—	—	—	—	$10.54	(8.11)*	$247,981	.43d*	.85d*	355*
October 31, 2019	11.39	.27	.18	.45	(.37)	—	—[h]	(.37)	—	11.47	4.24	285,722	.89[d]	2.36[d]	638
October 31, 2018	12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	11.39	(5.43)	357,330	1.02[d,g]	1.96[d]	479
October 31, 2017	11.28	.24	.82	1.06	—	—	—	—	—	12.34	9.40	262,943	1.16	2.01	559
October 31, 2016	12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	—	11.28	(1.81)	316,497	1.19[d]	2.21[d]	578
October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	—	12.45	4.04	424,484	1.26	1.60	563
Class B
April 30, 2020**	$11.12	.05	(.98)	(.93)	—	—	—	—	—	$10.19	(8.36)*	$11,780	.80d*	.49d*	355*
October 31, 2019	11.04	.18	.18	.36	(.28)	—	—[h]	(.28)	—	11.12	3.48	16,092	1.64[d]	1.62[d]	638
October 31, 2018	11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	11.04	(6.11)	26,759	1.77[d,g]	1.20[d]	479
October 31, 2017	11.01	.15	.79	.94	—	—	—	—	—	11.95	8.54	23,289	1.91	1.30	559
October 31, 2016	12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	—	11.01	(2.50)	28,632	1.94[d]	1.45[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.18	30,905	2.01	.85	563
Class C
April 30, 2020**	$11.08	.05	(.98)	(.93)	—	—	—	—	—	$10.15	(8.39)*	$100,201	.80d*	.49d*	355*
October 31, 2019	11.01	.18	.18	.36	(.29)	—	—[h]	(.29)	—	11.08	3.47	139,156	1.64[d]	1.62[d]	638
October 31, 2018	11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	11.01	(6.13)	201,582	1.77[d,g]	1.22[d]	479
October 31, 2017	10.99	.15	.79	.94	—	—	—	—	—	11.93	8.55	151,075	1.91	1.29	559
October 31, 2016	12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	—	10.99	(2.54)	186,452	1.94[d]	1.46[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.24	210,619	2.01	.85	563
Class P
April 30, 2020**	$11.54	.12	(1.03)	(.91)	—	—	—	—	—	$10.63	(7.89)*	$255,759	.23d*	1.06d*	355*
October 31, 2019	11.47	.31	.18	.49	(.42)	—	—[h]	(.42)	—	11.54	4.58	258,501	.50[d]	2.77[d]	638
October 31, 2018	12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.47	(5.03)	220,539	.63[d,g]	2.42[d]	479
October 31, 2017	11.31	.29	.82	1.11	—	—	—	—	—	12.42	9.81	89,518.78		2.41	559
October 31, 2016 †	11.25	.04	.02	.06	—	—	—	—	—	11.31	.53*	71,489	.14*	.39*	578
Class R
April 30, 2020**	$11.27	.08	(1.00)	(.92)	—	—	—	—	—	$10.35	(8.16)*	$3,409	.55d*	.74d*	355*
October 31, 2019	11.20	.24	.17	.41	(.34)	—	—[h]	(.34)	—	11.27	3.93	3,746	1.14[d]	2.13[d]	638
October 31, 2018	12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	11.20	(5.65)	4,377	1.27[d,g]	1.65[d]	479
October 31, 2017	11.15	.20	.81	1.01	—	—	—	—	—	12.16	9.06	4,597	1.41	1.73	559
October 31, 2016	12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	—	11.15	(2.05)	1,861	1.44[d]	1.96[d]	578
October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	—	12.31	3.84	1,564	1.51	1.34	563

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 73

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class R6
April 30, 2020**	$11.58	.12	(1.04)	(.92)	—	—	—	—	—	$10.66	(7.94)*	$11,794	.25d*	1.04d*	355*
October 31, 2019	11.50	.31	.18	.49	(.41)	—	—[h]	(.41)	—	11.58	4.60	13,717	.54[d]	2.73[d]	638
October 31, 2018	12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.50	(5.06)	13,971	.67[d,g]	2.29[d]	479
October 31, 2017	11.35	.28	.82	1.10	—	—	—	—	—	12.45	9.69	9,071.82		2.37	559
October 31, 2016	12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	—	11.35	(1.40)	7,817	.85[d]	2.54[d]	578
October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	—	12.51	4.39	8,237.93		1.93	563
Class Y
April 30, 2020**	$11.52	.11	(1.02)	(.91)	—	—	—	—	—	$10.61	(7.90)*	$299,928	.30d*	1.00d*	355*
October 31, 2019	11.45	.30	.17	.47	(.40)	—	—[h]	(.40)	—	11.52	4.39	409,994	.64[d]	2.61[d]	638
October 31, 2018	12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	11.45	(5.16)	679,839	.77[d,g]	2.19[d]	479
October 31, 2017	11.31	.27	.82	1.09	—	—	—	—	—	12.40	9.64	622,673.91		2.29	559
October 31, 2016	12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	—	11.31	(1.48)	602,704	.94[d]	2.47[d]	578
October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	—	12.47	4.25	755,830	1.01	1.85	563

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	4/30/20	10/31/19	10/31/18	10/31/16
Class A	0.02%	0.03%	0.02%	<0.01%
Class B	0.02	0.03	0.02	<0.01
Class C	0.02	0.03	0.02	<0.01
Class R	0.02	0.03	0.02	<0.01
Class P	0.02	0.03	0.02	—
Class R6	0.02	0.03	0.02	<0.01
Class Y	0.02	0.03	0.02	<0.01

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

74 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 75

Notes to financial statements 4/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through April 30, 2020.

Putnam Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class P, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

76 Multi-Asset Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following

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procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move

78 Multi-Asset Absolute Return Fund

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may

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include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the

80 Multi-Asset Absolute Return Fund

occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

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securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $107,364,769 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $105,479,256 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $52,374,975 and the value of securities loaned amounted to $50,314,272.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

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are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$36,406,576	$—	$36,406,576

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,308,362,143, resulting in gross unrealized appreciation and depreciation of $172,464,087 and $270,264,843, respectively, or net unrealized depreciation of $97,800,756.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Effective April 30, 2018, such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by Putnam Absolute Return 500 Fund’s class A shares for periods prior to April 30, 2018 and by the fund’s class A shares for periods thereafter) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized

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performance adjustment rate is +/- 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s combined average net assets (calculated as the combined average net assets of Putnam Absolute Return 500 Fund and the fund for periods prior to April 30, 2018 and as the fund’s average net assets for periods thereafter) over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s combined average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/- 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the funds merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.201% of the fund’s average net assets, which included an effective base fee of 0.357% and a decrease of 0.156% ($1,634,596) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2021, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $197,545 as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

84 Multi-Asset Absolute Return Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$209,269	Class R	2,790
Class B	10,656	Class R6	3,350
Class C	91,914	Class Y	279,782
Class M	678	Total	$611,648
Class P	13,209

The fund has entered into expense offset arrangements with State Street whereby State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,823 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $778, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Multi-Asset Absolute Return Fund 85

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$337,764
Class B	1.00%	1.00%	68,858
Class C	1.00%	1.00%	593,998
Class M*	1.00%	0.75%	3,272
Class R	1.00%	0.50%	9,006
Total			$1,012,898

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,078 and $9 from the sale of class A and class M shares, respectively, and received $2,173 and $292 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,077,784,781	$3,080,681,542
U.S. government securities (Long-term)	—	—
Total	$3,077,784,781	$3,080,681,542

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,241,526	$24,971,245	2,981,569	$33,765,730
Shares issued in connection with
reinvestment of distributions	—	—	987,686	10,489,228
	2,241,526	24,971,245	3,969,255	44,254,958
Shares repurchased	(3,640,896)	(40,254,849)	(10,419,206)	(116,692,695)
Net decrease	(1,399,370)	$(15,283,604)	(6,449,951)	$(72,437,737)

86 Multi-Asset Absolute Return Fund

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,596	$17,401	10,689	$118,876
Shares issued in connection with
reinvestment of distributions	—	—	60,207	624,347
	1,596	17,401	70,896	743,223
Shares repurchased	(292,717)	(3,146,710)	(1,046,404)	(11,487,384)
Net decrease	(291,121)	$(3,129,309)	(975,508)	$(10,744,161)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	126,443	$1,360,273	474,856	$5,208,451
Shares issued in connection with
reinvestment of distributions	—	—	454,795	4,698,035
	126,443	1,360,273	929,651	9,906,486
Shares repurchased	(2,816,398)	(30,238,196)	(6,673,093)	(72,697,182)
Net decrease	(2,689,955)	$(28,877,923)	(5,743,442)	$(62,790,696)

	SIX MONTHS ENDED 4/30/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	166	$1,834	5,748	$63,141
Shares issued in connection with
reinvestment of distributions	—	—	22,926	238,663
	166	1,834	28,674	301,804
Shares repurchased	(566,186)	(6,211,299)	(217,506)	(2,388,174)
Net decrease	(566,020)	$(6,209,465)	(188,832)	$(2,086,370)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class P	Shares	Amount	Shares	Amount
Shares sold	6,491,730	$72,573,763	8,538,201	$97,243,839
Shares issued in connection with
reinvestment of distributions	—	—	776,785	8,266,183
	6,491,730	72,573,763	9,314,986	105,510,022
Shares repurchased	(4,839,400)	(53,644,619)	(6,148,258)	(69,644,104)
Net increase	1,652,330	$18,929,144	3,166,728	$35,865,918

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	7,123	$77,830	28,612	$317,579
Shares issued in connection with
reinvestment of distributions	—	—	12,804	134,060
	7,123	77,830	41,416	451,639
Shares repurchased	(10,230)	(110,612)	(99,772)	(1,116,374)
Net decrease	(3,107)	$(32,782)	(58,356)	$(664,735)

Multi-Asset Absolute Return Fund 87

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	264,020	$2,982,450	173,134	$1,978,244
Shares issued in connection with
reinvestment of distributions	—	—	46,026	492,016
	264,020	2,982,450	219,160	2,470,260
Shares repurchased	(343,009)	(3,784,313)	(249,121)	(2,848,966)
Net decrease	(78,989)	$(801,863)	(29,961)	$(378,706)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,653,995	$40,657,466	10,443,912	$118,147,371
Shares issued in connection with
reinvestment of distributions	—	—	1,634,373	17,406,077
	3,653,995	40,657,466	12,078,285	135,553,448
Shares repurchased	(10,966,048)	(122,320,042)	(35,894,628)	(401,592,323)
Net decrease	(7,312,053)	$(81,662,576)	(23,816,343)	$(266,038,875)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 27.2% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$78,173,680	$493,623,767	$519,422,472	$326,656	$52,374,975
Putnam Short Term
Investment Fund**	261,465,475	183,523,762	247,971,513	1,856,474	197,017,724
Total Short-term
investments	$339,639,155	$677,147,529	$767,393,985	$2,183,130	$249,392,699

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate

88 Multi-Asset Absolute Return Fund

of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$540,000
Purchased currency option contracts (contract amount)	$145,000,000
Purchased swap option contracts (contract amount)	$4,100,000
Written equity option contracts (contract amount)	$130,000
Written currency option contracts (contract amount)	$124,800,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$399,000,000
Centrally cleared interest rate swap contracts (notional)	$679,900,000
OTC total return swap contracts (notional)	$3,712,400,000
OTC credit default contracts (notional)	$192,600,000
Centrally cleared credit default contracts (notional)	$152,400,000
Warrants (number of warrants)	12,200,000

Multi-Asset Absolute Return Fund 89

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$22,756,087*	Unrealized depreciation	$53,587,095*
Foreign exchange
contracts	Investments, Receivables	5,092,704	Payables	6,741,731
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	128,151,956*	Unrealized depreciation	164,383,423*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	10,485,741*	Unrealized depreciation	2,286,385*
Total		$166,486,488		$226,998,634

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,655,293	$3,655,293
Foreign exchange
contracts	—	(944,260)	—	1,034,176	—	89,916
Equity contracts	671,379	897,393	(34,698,637)	—	32,727,193	(402,672)
Interest rate
contracts	—	201,334	24,896,420	—	(13,794,556)	11,303,198
Total	$671,379	$154,467	$(9,802,217)	$1,034,176	$22,587,930	$14,645,735

90 Multi-Asset Absolute Return Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(22,168,224)	$(22,168,224)
Foreign exchange
contracts	—	642,544	—	(1,476,681)	—	(834,137)
Equity contracts	79,730	6,965,387	(19,276,483)	—	(47,192,745)	(59,424,111)
Interest rate
contracts	—	213,888	15,104,063	—	2,039,839	17,357,790
Total	$79,730	$7,821,819	$(4,172,420)	$(1,476,681)	$(67,321,130)	$(65,068,682)

Multi-Asset Absolute Return Fund 91

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$396,015	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$396,015
OTC Total return swap
contracts*#	17,224,711	267,441	—	—	16,349,368	—	52,383	35,697,431	—	16,219,220	3,873	—	—	—	—	—	—	—	85,814,427
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	2,035,382	1,892,111	1,257,015	—	—	4,345,215	991,727	1,335,029	—	—	—	—	—	11,856,479
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	2,478,071	—	—	—	—	—	—	127,715	—	—	—	—	—	—	—	2,605,786
Forward currency contracts#	333,893	500,673	—	—	111,880	—	232,385	750,478	228,156	504,254	—	—	—	221,587	837,558	332,441	109,986	154,728	4,318,019
Forward premium swap
option contracts #	18,450	—	—	—	—	—	—	40,346	—	339,761	—	—	—	—	—	—	—	—	398,557
Purchased options**#	2,564,929	—	—	—	5,767,978	—	—	349,812	—	2,463,345	—	—	—	—	—	—	—	—	11,146,064
Total Assets	$20,141,983	$768,114	$396,015	$2,478,071	$22,229,226	$2,035,382	$2,176,879	$38,095,082	$228,156	$19,526,580	$4,476,803	$991,727	$1,335,029	$221,587	$837,558	$332,441	$109,986	$154,728	$116,535,347
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	110,749	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	110,749
OTC Total return swap
contracts*#	21,938,852	84,792	—	—	78,590,140	—	5,818	35,956,708	—	—	33,639	—	—	—	—	—	7,345,403	—	143,955,352
OTC Credit default
contracts — protection sold*#	137,800	449,593	—	—	—	5,682,699	14,336,252	7,593,761	—	—	16,496,025	4,977,043	1,574,625	—	—	—	—	—	51,247,798
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	136,462	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	136,462
Futures contracts§	—	—	—	23,160	—	—	—	—	—	—	34,337	—	—	—	—	—	—	—	57,497
Forward currency contracts #	284,051	306,683	—	—	252,194	—	524,295	1,712,351	393,492	953,854	—	—	—	351,454	1,237,672	108,336	320,331	52,740	6,497,453
Forward premium swap
option contracts #	37,682	—	—	—	—	—	—	16,933	—	112,892	—	—	—	—	—	—	—	—	167,507
Written options #	93,413	—	—	—	61,874	—	—	88,991	—	—	—	—	—	—	—	—	—	—	244,278
Total Liabilities	$22,491,798	$841,068	$247,211	$23,160	$78,904,208	$5,682,699	$14,866,365	$45,368,744	$393,492	$1,066,746	$16,564,001	$4,977,043	$1,574,625	$351,454	$1,237,672	$108,336	$7,665,734	$52,740	$202,417,096

92 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 93

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$(2,349,815)	$(72,954)	$148,804	$2,454,911	$(56,674,982)	$(3,647,317)	$(12,689,486)	$(7,273,662)	$(165,336)	$18,459,834	$(12,087,198)	$(3,985,316)	$(239,596)	$(129,867)	$(400,114)	$224,105	$(7,555,748)	$101,988	$(85,881,749)
Total collateral received
(pledged)†##	$(2,349,815)	$—	$—	$—	$(56,674,982)	$(3,601,900)	$(12,600,515)	$(4,336,133)	$(110,978)	$18,459,834	$(11,996,059)	$(3,985,316)	$(160,936)	$(101,980)	$(400,114)	$180,000	$(7,555,748)	$—
Net amount	$—	$(72,954)	$148,804	$2,454,911	$—	$(45,417)	$(88,971)	$(2,937,529)	$(54,358)	$—	$(91,139)	$—	$(78,660)	$(27,887)	$—	$44,105	$—	$101,988
Controlled collateral
received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$22,736,000	$—	$—	$—	$—	$—	$180,000	$—	$—	$22,916,000
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(3,358,882)	$—	$—	$—	$(56,738,526)	$(3,601,900)	$(12,600,515)	$(4,336,133)	$(110,978)	$—	$(11,996,059)	$(4,056,420)	$(160,936)	$(101,980)	$(481,856)	$—	$(7,935,071)	$—	$(105,479,256)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $17,759,331 and $9,854,289, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

94 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 95

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
Small Cap Growth Fund	Short-Term Municipal Income Fund
Sustainable Future Fund	Tax Exempt Income Fund
Sustainable Leaders Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡:
Equity Income Fund	California, Massachusetts, Minnesota,
International Value Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Value Fund

96 Multi-Asset Absolute Return Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Asset Absolute Return Fund 97

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

98 Multi-Asset Absolute Return Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Multi-Asset Absolute Return Fund 99

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
One Post Office Square		Denere P. Poulack
Boston, MA 02109	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

100 Multi-Asset Absolute Return Fund

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA107 321389 6/20

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020